UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-6548
                                                     ---------------------

                     Nuveen Select Tax-Free Income Portfolio
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: March 31
                                           ------------------

                  Date of reporting period: March 31, 2004
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Nuveen Investments
Municipal Closed-End
Exchange-Traded
Funds

ANNUAL REPORT March 31, 2004

                                         NUVEEN SELECT TAX-FREE INCOME PORTFOLIO
                                                                             NXP

                                       NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2
                                                                             NXQ

                                       NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3
                                                                             NXR

                              NUVEEN CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO
                                                                             NXC

                                NUVEEN NEW YORK SELECT TAX-FREE INCOME PORTFOLIO
                                                                             NXN

Photo of: Man holding up small boy.
Photo of: 2 women with 2 girls looking at seashells.

DEPENDABLE,
TAX-FREE INCOME
BECAUSE
IT'S NOT WHAT YOU EARN,
IT'S WHAT YOU KEEP.(R)


Logo: NUVEEN Investments

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FOLLOW THE STEPS OUTLINED BELOW:

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Logo: NUVEEN Investments

Photo of: Timothy R. Schwertfeger
Chairman of the Board

Sidebar text: WE THINK THAT MUNICIPAL BOND INVESTMENTS LIKE YOUR NUVEEN FUND CAN BE IMPORTANT BUILDING BLOCKS IN A WELL-BALANCED PORTFOLIO.


Dear
   SHAREHOLDER

I am very pleased to report that for the period ended March 31, 2004, your Nuveen Fund continued to provide you with attractive monthly tax-free income.

While tax-free income always is welcome, many of you may have begun to wonder whether interest rates will rise, and whether that possibility should cause you to adjust your holdings of tax-free municipal bond investments. We believe that these are questions that should be thought through with a clear focus on your long-term financial goals and not on day-to-day market movements. By maintaining a carefully balanced portfolio with the help of a trusted investment professional, you may be able to reduce your overall investment risk over the long-term, and give yourself a better chance to meet your ultimate financial goals.

As you read through this report, please don't skip the inside front cover. I urge you to consider receiving future Fund reports and other Fund information by e-mail and the Internet. Not only will you be able to receive the information faster, but this also may help lower your Fund's expenses. Sign up is quick and easy.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

May 15, 2004

Nuveen Select Portfolios
NXP, NXQ, NXR, NXC, NXN

Portfolio Managers'
               COMMENTS

Portfolio managers Tom Spalding, Scott Romans, and Paul Brennan review the market environment at the national and state levels, key investment strategies, and the annual performance of the Nuveen Select Tax-Free Income Portfolios. With 29 years of investment experience, Tom has managed NXP, NXQ, and NXR since 1999. Scott, who joined Nuveen in 2000, and Paul, who has 13 years of investment experience, assumed portfolio management responsibility for NXC and NXN, respectively, in January 2003.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE REPORTING PERIOD ENDED MARCH 31, 2004?

During this reporting period, the greatest influences on the national economy and the municipal market continued to be historically low interest rates, little movement in the reported rate of inflation and growing evidence of economic improvement. Since its last credit easing in June 2003, the Federal Reserve has maintained the fed funds rate at 1.0%, the lowest level since 1958. This accommodative monetary policy helped to spur GDP (gross domestic product) growth of 4.2% (annualized) in the first quarter of 2004, following a 3.1% rise in 2003.

This generally favorable environment helped many municipal bonds perform well during the 12 months ended March 31, 2004. Nationally, municipal supply reached $382.7 billion in 2003, breaking the record set in 2002, although issuance slowed somewhat during the second half of 2003. Tighter supply continued into the first two months of 2004 before issuance picked up significantly in March.

HOW WERE ECONOMIC AND MARKET CONDITIONS IN CALIFORNIA AND NEW YORK?

In California, the political uncertainty surrounding the recall initiative served to further complicate the state's financial difficulties. The California economy remained hindered by the slow recovery of the technology sector, and the state continued to lose jobs in government, manufacturing, and business services. This was offset to some degree by California's strong housing market, which fueled growth in construction, financial services, and consumer spending, while increased defense spending had positive implications for the state's aerospace industry. In addition, California's $100 billion export industry was aided by the decline in the U.S. dollar over this period.

Moody's and Fitch downgraded California's general obligation debt to Baa1/BBB from A3/A in December 2003. Standard & Poor's, which had downgraded the state in July 2003, kept its rating at BBB, and all three agencies maintained negative outlooks. However, in March 2004, California voters approved the issuance of $15 billion in economic recovery bonds as well as a resolution calling for future limits on spending and borrowing. Moody's and S&P subsequently revised their outlooks for California to stable and positive, respectively.

New York continued to recover from financial problems triggered by the national economic downturn and deepened by the terrorist attacks of 2001. Although increased Wall Street activity and a rebounding tourism industry had positive implications for the state's economy and future tax revenues, New York continued to slightly lag the national pace of recovery during this reporting period.

New York was the largest issuer in the nation during the first three months of 2004, with $11 billion in new paper. In February 2004, Standard & Poor's (S&P) reconfirmed its rating of New York's general obligation debt at AA with a negative outlook, while Moody's and Fitch maintained their ratings of A2 with a stable outlook and AA-, respectively. As of March 31, 2004, New York City was rated A2/A/A+, by Moody's, S&P and Fitch, respectively, with all three rating agencies returning their outlooks for the city to stable from negative over the past year.

California and New York continued to rank as the nation's largest issuers of municipal debt in 2003, with $58 billion (an increase of 18% over 2002) and $42 billion (a decline of 14%) in new bonds, respectively. For the first three months of 2004, however, California supply fell 37% from January-March 2003 levels, with total issuance of $10 billion. In New York, supply was more plentiful during the first three months of 2004, with $11 billion in new paper, an increase of 20% over January-March 2003.

IN THIS ENVIRONMENT, WHAT KEY STRATEGIES WERE USED TO MANAGE THE PORTFOLIOS DURING THE 12 MONTHS ENDED MARCH 31, 2004?

Over this reporting period, we continued to work on transitioning the Select Portfolios from their previous positioning with fixed termination dates, largely static portfolios, intermediate durations1 and, in the case of NXC and NXN, 100% insured portfolios. As part of this transition, one of our priorities during this period was duration management, with the goal of enhancing the Portfolios' performance potential and positioning them to produce potentially more consistent returns over time. To implement this strategy, we took advantage of attractive opportunities to sell bonds with shorter durations--pre-refunded bonds, bonds with short call dates, and bonds that mature in the next year or two--and reinvested the proceeds, as well as proceeds from called bonds, in bonds with longer durations to extend the Portfolios' durations. In keeping with the steepness of the municipal bond yield curve over this period, the majority of our purchase activity focused on securities in the long-intermediate part of the yield curve. In the national Portfolios, this meant bonds that mature in 20 to 25 years, while NXC and NXN focused on maturities of 15 to 20 years. In many cases, bonds in this area of the curve offered yields similar to those of longer-term bonds with less inherent interest rate risk.

Over the course of this annual period, we were able to extend the durations of NXP, NXQ, and NXC, while the duration of NXN remained essen tially unchanged for the period ended March 31, 2004. NXR's duration shortened slightly.

Although the heavy volume of municipal issuance during 2003 provided opportunities to make trades that would benefit the Portfolios, we saw supply soften in California and New York as well as at the national level during the last half of 2003. As noted earlier, tighter supply also continued into the first quarter of 2004 in the California market. This presented some challenges in finding securities that we believed had the potential to add value and that carried the types of structures and features we prefer.


1 Duration is a measure of a Portfolio's net asset value (NAV) volatility in reaction to interest rate movements.

For NXP, NXQ, and NXR, our emphasis was on maintaining the Portfolios' credit quality by purchasing high-quality bonds as credit spreads remained narrow, improving call exposure by reinvesting proceeds in issues with at least eight years of call protection, and watching both the primary and secondary markets for bonds that can help these Portfolios achieve their long-term objectives.

For NXC, as we continued to work to diversify the credit quality of the Portfolio over this period, we were active buyers of bonds rated BBB, including toll roads, water and sewer, tobacco, and general obligation (GO) bonds. One of our strategies over the longer term has centered on purchasing and selling California GOs to take advantage of general market moves. In February 2004, we bought part of the $2 billion issuance of state GOs at an attractive yield, with the goal of modestly increasing NXC's exposure to this sector of the market. As California continues to work its way out of its current credit problems, we anticipate that the yield spreads on these bonds relative to national AAA credits with similar maturities may narrow, providing us with opportunities to sell some of these GO holdings at attractive prices in the future.

While our objectives and management strategies were similar in NXN, the New York market did not provide as many lower-rated opportunities as California did over the past 12 months. As of March 31, 2004, NXN continued to have the highest percentage of bonds rated AAA/U.S guaranteed among these five Portfolios at 81%, down from 86% in March 2003. Of this 81%, more than two-thirds were insured. As with NXC, we used proceeds from the sale of pre-refunded bonds to purchase lower-rated securities as appropriate opportunities became available in the New York market during this period.

HOW DID THE PORTFOLIOS PERFORM?

Individual results for the Portfolios, as well as for relevant benchmarks, are presented in the accompanying table.


TOTAL RETURNS ON NET ASSET VALUE
For periods ended 3/31/04
(annualized)

NATIONAL PORTFOLIOS           1-YEAR     5-YEAR   10-YEAR
---------------------------------------------------------
NXP                            6.13%      5.24%     6.38%
---------------------------------------------------------
NXQ                            6.31%      4.88%     6.11%
---------------------------------------------------------
NXR                            6.13%      4.86%     6.25%
---------------------------------------------------------

Lehman Brothers
  Municipal Bond
  Index2                       5.86%      6.00%     6.81%
---------------------------------------------------------
Lipper General and Insured
  Unleveraged Municipal
  Debt Funds average3          6.11%      4.73%     6.06%
---------------------------------------------------------

CALIFORNIA PORTFOLIO
---------------------------------------------------------
NXC                            6.16%      4.80%     6.20%
---------------------------------------------------------
Lehman Brothers CA Tax-
  Exempt Bond Index2           5.88%      5.74%     6.87%
---------------------------------------------------------
Lipper CA Municipal
  Debt Funds average3          8.31%      6.12%     7.29%
---------------------------------------------------------

NEW YORK PORTFOLIO
---------------------------------------------------------
NXN                            5.84%      4.97%     6.03%
---------------------------------------------------------
Lehman Brothers NY Tax-
  Exempt Bond Index2           5.73%      6.00%     6.91%
---------------------------------------------------------
Lipper NY Municipal
  Debt Funds average3          9.00%      6.25%     6.92%
---------------------------------------------------------

Data represents past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown.

For additional information, see the individual Performance Overview for your Portfolio in this report.


2 The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. The Lehman Brothers Tax-Exempt Bond Indexes for California and New York are unleveraged, unmanaged indexes consisting of a broad range of municipal bonds issued in California and New York, respectively. Results for the Lehman indexes do not reflect any expenses.

3 The Lipper General and Insured Unleveraged Municipal Debt Funds category average is calculated using the returns of all closed-end exchange-traded funds in this category for each period as follows: 1 year, 9 funds; 5 years, 9; and 10 years, 9. The Lipper California Municipal Debt Funds category average is based on the returns of all closed-end exchange-traded funds in this category as follows: 1 year, 30 funds; 5 years, 18; and 10 years, 17. The Lipper New York Municipal Debt Funds category average is based on the returns of all closed-end exchange-traded funds in this category as follows: 1 year, 22 funds; 5 years, 11; and 10 years, 10. Portfolio and Lipper returns assume reinvestment of dividends.

For the 12 months ended March 31, 2004, the total returns of all five of the Select Portfolios outperformed their respective Lehman Brothers benchmarks. In addition to the duration management strategies discussed in the previous section, sector weightings and individual security selection were among the primary factors that influenced the Portfolios' performances over the 12 month period. For example, during this period, the healthcare sector, as measured by the Lehman Municipal Bond Index, ranked second in terms of performance, outperforming the market as a whole by approximately 120 basis points. Each of the Portfolios had a substantial allocation of healthcare bonds, ranging from 10% in NXN to 15% in NXC, 16% in NXQ, 17% in NXP, and 18% in NXR as of March 31, 2004, which benefited their performances.

In addition, the past 12 month period saw increased market demand for high-yield paper, which caused credit spreads to narrow. In this environment, the Portfolios benefited from their holdings of lower-rated credits, as bonds rated BBB outperformed the market as a whole over this period. As of March 31, 2004, allocations of BBB bonds ranged from 4% in NXN, 7% in NXP, and 9% in NXR to 11% in NXQ and 14% in NXC. Among the lower-rated holdings making a positive contribution to the Portfolios' total annual returns were tobacco bonds, most of which were rated BBB over the majority of this reporting period. These bonds appreciated strongly during the last half of this period as the result of some favorable legal developments. Over this period, we maintained our exposure to tobacco-backed bonds at approximately 2% of NXP, 2% of NXN, and 5% of NXQ and NXR.

In April 2004, following the end of this reporting period, Moody's announced a ratings downgrade on all tobacco securities that were not enhanced or additionally secured, based on an adverse ruling in a tobacco-related lawsuit in New York. As of April 21, 2004, the majority of the Portfolios' tobacco bond holdings were downgraded to Baa1, Baa2, or Baa3. It is important to note, however, that the other major credit agencies--S&P and Fitch--did not change their ratings based on the litigation cited by Moody's. We continue to closely monitor all of these tobacco holdings.

HOW ABOUT THE PORTFOLIOS' DIVIDENDS AND SHARE PRICES?

With call exposure affecting up to 28% of their portfolios during 2003, the Select Portfolios continued to face the need to reinvest proceeds from called bonds over the 12 months ended March 31, 2004. This meant that older bonds offering higher coupons had to be replaced with the bonds available in a market where interest rates remained at historically low levels. While we were able to maintain the dividend of NXR, the number of calls necessitated a single dividend cut in each of the four remaining Portfolios over the 12 month period.

All of these Portfolios seek to pay stable dividends at rates that reflect each Portfolio's past results and projected future performance. During certain periods, each Portfolio may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Portfolio during the period. If a Portfolio has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Portfolio's net asset value (NAV). Conversely, if a Portfolio has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Portfolio's NAV. Each Portfolio will, over time, pay all of its net investment income as dividends to shareholders. As of March 31, 2004, NXN had positive UNII, while NXQ, NXP, NXR, and NXC had negative UNII.

At the close of this reporting period on March 31, 2004, all five Portfolios were trading at discounts to their common share NAVs (see charts on individual Performance Overview pages).

HOW WERE THE PORTFOLIOS POSITIONED IN TERMS OF CREDIT QUALITY AND BOND CALLS AS OF MARCH 31, 2004?

Given the current geopolitical and economic climate, we continued to believe that maintaining strong credit quality was a vital requirement. As of the end of March 2004, all five of the Select Portfolios continued to offer excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 69% in NXC, 71% in NXR, 76% in NXP, and 79% in NXQ to 96% in NXN. At the same time, NXC also had an increase in its holdings rated BBB or lower, due in part to the downgrade of California general obligation bonds by Moody's and Fitch in December 2003. We also purchased additional BBB bonds for the portfolio.

As of March 31, 2004, potential call exposure for these Portfolios during 2004-2005 ranged from 13% in NXN, 14% in NXP and NXC to 19% in NXQ and NXR. The actual number of bond calls in all of the Portfolios depends largely on market interest rates.

Nuveen Select Tax-Free Income Portfolio

Performance
   OVERVIEW As of March 31, 2004


NXP


Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed      58%
AA                       18%
A                        16%
BBB                       7%
BB or lower               1%



FUND SNAPSHOT
--------------------------------------------------
Share Price                                 $14.30
--------------------------------------------------
Common Share Net Asset Value                $14.85
--------------------------------------------------
Premium/(Discount) to NAV                   -3.70%
--------------------------------------------------
Market Yield                                 5.12%
--------------------------------------------------
Taxable-Equivalent Yield1                    7.11%
--------------------------------------------------
Net Assets ($000)                         $243,165
--------------------------------------------------
Average Effective Maturity (Years)           14.66
--------------------------------------------------
Duration                                      5.68
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 3/19/92)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         7.34%         6.13%
--------------------------------------------------
5-Year                         3.63%         5.24%
--------------------------------------------------
10-Year                        6.34%         6.38%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Healthcare                                     17%
--------------------------------------------------
Tax Obligation/Limited                         16%
--------------------------------------------------
U.S. Guaranteed                                15%
--------------------------------------------------
Transportation                                 14%
--------------------------------------------------
Utilities                                      10%
--------------------------------------------------


Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Apr                    0.062
May                    0.062
Jun                    0.062
Jul                    0.062
Aug                    0.062
Sep                    0.061
Oct                    0.061
Nov                    0.061
Dec                    0.061
Jan                    0.061
Feb                    0.061
Mar                    0.061


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
4/1/03                  13.86
                        13.9
                        13.95
                        13.9
                        14.14
                        14.07
                        14.13
                        14.6
                        14.42
                        14.49
                        14.5
                        14.51
                        14.28
                        13.76
                        13.41
                        13.84
                        13.6
                        13.5
                        13.51
                        13.85
                        13.9
                        13.82
                        13.98
                        13.88
                        13.7
                        13.75
                        13.7
                        13.61
                        13.72
                        13.66
                        13.77
                        13.5
                        13.49
                        13.65
                        13.78
                        13.92
                        13.94
                        13.9
                        14.1
                        14.43
                        14.2
                        14.07
                        14.08
                        14.36
                        14.23
3/31/04                 14.29



1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2003 of $0.1059 per share.

Nuveen Select Tax-Free Income Portfolio 2

Performance
   OVERVIEW As of March 31, 2004



NXQ


Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed      54%
AA                       25%
A                         9%
BBB                      11%
BB or lower               1%


FUND SNAPSHOT
--------------------------------------------------
Share Price                                 $13.80
--------------------------------------------------
Common Share Net Asset Value                $14.56
--------------------------------------------------
Premium/(Discount) to NAV                   -5.22%
--------------------------------------------------
Market Yield                                 5.09%
--------------------------------------------------
Taxable-Equivalent Yield1                    7.07%
--------------------------------------------------
Net Assets ($000)                         $256,373
--------------------------------------------------
Average Effective Maturity (Years)           17.16
--------------------------------------------------
Duration                                      5.13
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 5/21/92)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         8.35%         6.31%
--------------------------------------------------
5-Year                         3.49%         4.88%
--------------------------------------------------
10-Year                        6.36%         6.11%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Transportation                                 16%
--------------------------------------------------
Healthcare                                     16%
--------------------------------------------------
Utilities                                      15%
--------------------------------------------------
Tax Obligation/Limited                         13%
--------------------------------------------------
U.S. Guaranteed                                10%
--------------------------------------------------


Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Apr                   0.0605
May                   0.0605
Jun                   0.0605
Jul                   0.0605
Aug                   0.0605
Sep                   0.0585
Oct                   0.0585
Nov                   0.0585
Dec                   0.0585
Jan                   0.0585
Feb                   0.0585
Mar                   0.0585



Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
4/1/03                  13.36
                        13.36
                        13.44
                        13.38
                        13.53
                        13.68
                        13.8
                        13.87
                        14.03
                        14.03
                        14.05
                        14.01
                        13.89
                        13.75
                        13.18
                        13.31
                        13.04
                        13.02
                        13.06
                        13.2
                        13.15
                        13.23
                        13.2
                        13.15
                        13.15
                        13.14
                        13.13
                        13.18
                        13.24
                        13.18
                        13.25
                        13.2
                        13.21
                        13.27
                        13.45
                        13.45
                        13.53
                        13.5
                        13.55
                        13.73
                        13.67
                        13.65
                        13.76
                        13.79
                        13.79
3/31/04                 13.82

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2003 of $0.0646 per share.

Nuveen Select Tax-Free Income Portfolio 3

Performance
   OVERVIEW As of March 31, 2004



NXR


Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed      44%
AA                       27%
A                        20%
BBB                       9%



FUND SNAPSHOT
--------------------------------------------------
Share Price                                 $13.56
--------------------------------------------------
Common Share Net Asset Value                $14.37
--------------------------------------------------
Premium/(Discount) to NAV                   -5.64%
--------------------------------------------------
Market Yield                                 5.09%
--------------------------------------------------
Taxable-Equivalent Yield1                    7.07%
--------------------------------------------------
Net Assets ($000)                         $186,358
--------------------------------------------------
Average Effective Maturity (Years)           16.32
--------------------------------------------------
Duration                                      5.19
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 7/24/92)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         9.96%         6.13%
--------------------------------------------------
5-Year                         3.68%         4.86%
--------------------------------------------------
10-Year                        6.18%         6.25%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Utilities                                      22%
--------------------------------------------------
Healthcare                                     18%
--------------------------------------------------
Tax Obligation/Limited                         12%
--------------------------------------------------
Tax Obligation/General                          8%
--------------------------------------------------
U.S. Guaranteed                                 8%
--------------------------------------------------


Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Apr                   0.0575
May                   0.0575
Jun                   0.0575
Jul                   0.0575
Aug                   0.0575
Sep                   0.0575
Oct                   0.0575
Nov                   0.0575
Dec                   0.0575
Jan                   0.0575
Feb                   0.0575
Mar                   0.0575


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
4/1/03                  12.98
                        12.97
                        13.05
                        13.14
                        13.21
                        13.31
                        13.45
                        13.57
                        13.77
                        13.76
                        13.66
                        13.64
                        13.56
                        13.05
                        13.05
                        13.02
                        12.77
                        12.77
                        12.85
                        12.87
                        12.92
                        12.94
                        13
                        12.87
                        12.8
                        13
                        12.97
                        12.92
                        12.89
                        13
                        13.02
                        13.06
                        12.92
                        13.11
                        13.29
                        13.33
                        13.4
                        13.26
                        13.55
                        13.59
                        13.45
                        13.51
                        13.67
                        13.68
                        13.61
3/31/04                 13.55


1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2003 of $0.0719 per share.

Nuveen California Select Tax-Free Income Portfolio

Performance
   OVERVIEW As of March 31, 2004



NXC


Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed      66%
AA                        3%
A                        17%
BBB                      14%


FUND SNAPSHOT
--------------------------------------------------
Share Price                                 $14.06
--------------------------------------------------
Common Share Net Asset Value                $14.68
--------------------------------------------------
Premium/(Discount) to NAV                   -4.22%
--------------------------------------------------
Market Yield                                 4.78%
--------------------------------------------------
Taxable-Equivalent Yield1                    6.64%
--------------------------------------------------
Net Assets ($000)                          $91,864
--------------------------------------------------
Average Effective Maturity (Years)           17.44
--------------------------------------------------
Duration                                      6.69
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 6/19/92)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         9.14%         6.16%
--------------------------------------------------
5-Year                         3.42%         4.80%
--------------------------------------------------
10-Year                        5.83%         6.20%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         22%
--------------------------------------------------
Transportation                                 15%
--------------------------------------------------
Healthcare                                     15%
--------------------------------------------------
Education and Civic Organizations              14%
--------------------------------------------------
Water and Sewer                                11%
--------------------------------------------------

Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Apr                    0.057
May                    0.057
Jun                    0.057
Jul                    0.057
Aug                    0.057
Sep                    0.056
Oct                    0.056
Nov                    0.056
Dec                    0.056
Jan                    0.056
Feb                    0.056
Mar                    0.056


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
4/1/03                  13.86
                        13.9
                        13.95
                        13.9
                        14.14
                        14.07
                        14.13
                        14.6
                        14.42
                        14.49
                        14.5
                        14.51
                        14.28
                        13.76
                        13.41
                        13.84
                        13.6
                        13.5
                        13.51
                        13.85
                        13.9
                        13.82
                        13.98
                        13.88
                        13.7
                        13.75
                        13.7
                        13.61
                        13.72
                        13.66
                        13.77
                        13.5
                        13.49
                        13.65
                        13.78
                        13.92
                        13.94
                        13.9
                        14.1
                        14.43
                        14.2
                        14.07
                        14.08
                        14.36
                        14.23
3/31/04                 14.29

1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.5%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2003 of $0.0540 per share.

Nuveen New York Select Tax-Free Income Portfolio

Performance
   OVERVIEW As of March 31, 2004



NXN


Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed      81%
AA                       15%
BBB                       4%


FUND SNAPSHOT
--------------------------------------------------
Share Price                                 $14.40
--------------------------------------------------
Common Share Net Asset Value                $14.57
--------------------------------------------------
Premium/(Discount) to NAV                   -1.17%
--------------------------------------------------
Market Yield                                 4.67%
--------------------------------------------------
Taxable-Equivalent Yield1                    6.49%
--------------------------------------------------
Net Assets ($000)                          $56,958
--------------------------------------------------
Average Effective Maturity (Years)           17.61
--------------------------------------------------
Duration                                      5.76
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 6/19/92)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        11.81%         5.84%
--------------------------------------------------
5-Year                         4.72%         4.97%
--------------------------------------------------
10-Year                        6.44%         6.03%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         13%
--------------------------------------------------
Education and Civic Organizations              13%
--------------------------------------------------
Water and Sewer                                12%
--------------------------------------------------
Healthcare                                     10%
--------------------------------------------------
Long-Term Care                                  9%
--------------------------------------------------


Bar Chart:
2003-2004 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Apr                    0.057
May                    0.057
Jun                    0.057
Jul                    0.057
Aug                    0.057
Sep                    0.057
Oct                    0.057
Nov                    0.057
Dec                    0.057
Jan                    0.057
Feb                    0.057
Mar                    0.056



Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
4/1/03                  13.4
                        13.41
                        13.47
                        13.5
                        13.43
                        13.9
                        14.06
                        14.54
                        14.6
                        14.5
                        14.49
                        14.29
                        14.4
                        13.99
                        13.64
                        13.54
                        13.15
                        13.61
                        13.59
                        13.59
                        13.48
                        13.6
                        13.52
                        13.5
                        13.45
                        13.52
                        13.56
                        13.5
                        13.48
                        13.56
                        13.56
                        13.53
                        13.62
                        14.44
                        14.33
                        14.7
                        14.74
                        14.37
                        14.38
                        14.76
                        14.8
                        14.35
                        14.59
                        14.58
                        14.57
3/31/04                 14.44


1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33.5%. For investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders capital gains distributions in December 2003 of $0.0726 per share.

Report of
   INDEPENDENT AUDITORS


THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3
NUVEEN CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO
NUVEEN NEW YORK SELECT TAX-FREE INCOME PORTFOLIO

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Select Tax-Free Income Portfolio 3, Nuveen California Select Tax-Free Income Portfolio, and Nuveen New York Select Tax-Free Income Portfolio as of March 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trusts' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of March 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Select Tax-Free Income Portfolio 3, Nuveen California Select Tax-Free Income Portfolio, and Nuveen New York Select Tax-Free Income Portfolio at March 31, 2004, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                               Ernst & Young LLP

Chicago, Illinois
May 14, 2004

                            Nuveen Select Tax-Free Income Portfolio (NXP)
                            Portfolio of
                                    INVESTMENTS March 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 1.1%

$       2,475   Alaska Municipal Bond Bank Authority, General Obligation             12/13 at 100.00         AAA     $    2,668,372
                 Bonds, Series 2003E, 5.250%, 12/01/23 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 5.3%

        3,325   California Department of Water Resources, Power Supply                5/12 at 101.00          A3          3,850,383
                 Revenue Bonds, Series 2002A, 6.000%, 5/01/14

        3,000   California State Public Works Board, Lease Revenue                   11/04 at 102.00         Aaa          3,162,210
                 Bonds, Department of Corrections, Soledad II State Prison,
                 Series 1994A, 6.875%, 11/01/14 (Pre-refunded to 11/01/04)

        1,450   California Statewide Community Development                            8/04 at 100.00          A3          1,469,807
                 Authority, Hospital Revenue Certificates of Participation,
                 Cedars-Sinai Medical Center, Series 1992, 6.500%, 8/01/15

          200   Contra Costa County, California, Refunding Certificates              11/07 at 102.00         AAA            221,000
                 of Participation, Merrithew Memorial Hospital Replacement
                 Project, Series 1997, 5.375%, 11/01/17 - MBIA Insured

        3,000   Golden State Tobacco Securitization Corporation,                      6/13 at 100.00         BBB          2,969,760
                 California, Tobacco Settlement Asset-Backed Bonds,
                 Series 2003A-1, 6.750%, 6/01/39

        1,130   Los Angeles Department of Water and Power,                            7/11 at 100.00         AAA          1,168,533
                 California, Waterworks Revenue Refunding Bonds,
                 Series 2001A, 5.125%, 7/01/41 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 13.1%

        3,000   Colorado Health Facilities Authority, Revenue Bonds,                  9/12 at 100.00          AA          3,174,270
                 Catholic Health Initiatives, Series 2002A, 5.500%, 3/01/22

        1,000   Colorado Water Resources and Power Development                       11/10 at 100.00         AAA          1,146,440
                 Authority, Small Water Resources Revenue Bonds,
                 Series 2000A, 5.800%, 11/01/20 - FGIC Insured

        5,000   Denver City and County, Colorado, Airport System                     11/11 at 100.00         AAA          5,505,250
                 Revenue Refunding Bonds, Series 2001B, 5.625%, 11/15/17
                 (Alternative Minimum Tax) - FGIC Insured

       10,750   Denver City and County, Colorado, Airport System                        No Opt. Call           A         13,260,878
                 Revenue Bonds, Series 1991D, 7.750%, 11/15/13
                 (Alternative Minimum Tax)

                Denver Convention Center Hotel Authority, Colorado, Convention
                Center Hotel Senior Revenue Bonds, Series 2003A:
        1,000    5.000%, 12/01/22 - XLCA Insured                                     12/13 at 100.00         AAA          1,053,620
        3,000    5.000%, 12/01/23 - XLCA Insured                                     12/13 at 100.00         AAA          3,131,910

        5,000   E-470 Public Highway Authority, Colorado, Senior                       9/10 at 31.42         AAA          1,201,600
                 Revenue Bonds, Series 2000A, 0.000%, 9/01/28 -
                 MBIA Insured

        3,160   Northwest Parkway Public Highway Authority,                           6/11 at 102.00         AAA          3,493,949
                 Colorado, Revenue Bonds, Senior Series 2001A,
                 5.500%, 6/15/20 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 0.5%

        1,000   District of Columbia, Hospital Revenue Refunding                      8/06 at 102.00         AAA          1,108,240
                 Bonds, Medlantic Healthcare Group Issue, Series 1996A,
                 5.750%, 8/15/16 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 7.0%

          250   Escambia County, Florida, Pollution Control Revenue                   6/04 at 102.00         BBB            253,298
                 Bonds, Champion International Corporation Project,
                 Series 1993, 5.875%, 6/01/22 (Alternative Minimum Tax)

       10,000   JEA, St. John's River Power Park System, Florida,                    10/11 at 100.00          AA         10,679,200
                 Revenue Refunding Bonds, Issue 2, Series 2002-17,
                 5.000%, 10/01/17

        6,100   JEA, St. John's River Power Park System, Florida,                       No Opt. Call          AA          6,115,494
                 Revenue Refunding Bonds, Issue 2, Series Nine,
                 5.250%, 10/01/21


                                       13


                            Nuveen Select Tax-Free Income Portfolio (NXP) (continued)
                                    Portfolio of INVESTMENTS March 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 0.6%

$       1,330   Hawaii, Certificates of Participation, Kapolei State                 11/08 at 101.00         AAA     $    1,427,689
                 Office Building, Series 1998A, 5.000%, 5/01/17 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 13.2%

                Chicago Heights, Illinois, General Obligation Corporate
                Purpose Bonds, Series 1993:
        3,820    5.650%, 12/01/15 - FGIC Insured                                     12/08 at 100.00         AAA          4,310,488
        2,600    5.650%, 12/01/17 - FGIC Insured                                     12/08 at 100.00         AAA          2,930,200

        2,500   Chicago, Illinois, Special Facility Revenue Refunding                   No Opt. Call         N/R            775,000
                 Bonds, O'Hare International Airport, United Air Lines,
                 Inc. Project, Series 2001C, 6.300%, 5/01/16#

        1,000   Illinois Educational Facilities Authority, Revenue Bonds,             5/08 at 101.00           A          1,043,400
                 Midwestern University, Series 1998B, 5.500%, 5/15/18 -
                 ACA Insured

        1,960   Illinois Health Facilities Authority, Revenue Refunding                 No Opt. Call      N/R***          2,157,627
                 Bonds, Evangelical Hospitals Corporation,
                 Series 1992B, 6.500%, 4/15/09

        1,320   Illinois Health Facilities Authority, Revenue Bonds,                 10/11 at 100.00           A          1,412,862
                 Decatur Memorial Hospital, Series 2001, 5.600%, 10/01/16

        2,700   Illinois Health Facilities Authority, Revenue Bonds,                  7/12 at 100.00          A-          3,016,764
                 Lake Forest Hospital, Series 2002A,  6.000%, 7/01/17

        2,225   Illinois Health Facilities Authority, Revenue Refunding               1/13 at 100.00          A2          2,518,500
                 Bonds, Elmhurst Memorial Healthcare, Series 2002,
                 6.250%, 1/01/17

          800   Illinois Housing Development Authority, Homeowner                     2/10 at 100.00          AA            865,888
                 Mortgage Revenue Bonds, Series 2000D-3,
                 5.700%, 8/01/17

        1,500   Illinois Housing Development Authority, Homeowner                     7/10 at 100.00          AA          1,631,295
                 Mortgage Revenue Bonds, Series 1999G-1,
                 5.700%, 8/01/17

          600   Illinois Educational Facilities Authority, Student Housing            5/12 at 101.00        Baa2            618,378
                 Revenue Bonds, Educational Advancement Foundation
                 Fund, University Center Project, Series 2002,
                 6.000%, 5/01/22

        2,000   Illinois, General Obligation Bonds, Series 1994,                      8/04 at 102.00      Aa3***          2,072,200
                 5.875%, 8/01/14 (Pre-refunded to 8/01/04)

        3,125   Metropolitan Pier and Exposition Authority, Illinois,                   No Opt. Call         AAA          1,725,156
                 McCormick Place Expansion Project Bonds,
                 Series 1992A, 0.000%, 6/15/17 - FGIC Insured

        5,000   Metropolitan Pier and Exposition Authority, Illinois,                 6/12 at 101.00         AAA          5,292,700
                 Refunding Bonds, McCormick Place Expansion Project,
                 Series 2002B, 5.000%, 6/15/21 - MBIA Insured

                Yorkville United City, Illinois, General Obligation Debt
                Certificates, Series 2003:
        1,000    5.000%, 12/15/19 - RAAI Insured                                     12/11 at 100.00          AA          1,031,200
        1,000    5.000%, 12/15/20 - RAAI Insured                                     12/11 at 100.00          AA          1,027,270


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 7.6%

        5,000   Duneland School Building Corporation, Indiana, First                  2/09 at 101.00         AAA          5,366,250
                 Mortgage Refunding Bonds, Series 1999,
                 5.125%, 2/01/18 - MBIA Insured

        2,000   Indiana Health Facility Financing Authority, Hospital                   No Opt. Call         AAA          2,529,740
                 Revenue Refunding Bonds, Columbus Regional
                 Hospital, Series 1993, 7.000%, 8/15/15 - FSA Insured

        9,855   Indianapolis Local Public Improvement Bond Bank,                      7/12 at 100.00         AAA         10,517,749
                 Indiana, Waterworks Project, Series 2002A,
                 5.125%, 7/01/21 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 1.7%

        4,030   Wichita, Kansas, Revenue Bonds, CSJ Health System                     5/04 at 100.00       A+***          4,051,722
                 of Wichita, Inc., Series 1985-XXV, 7.200%, 10/01/15


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 1.9%

        1,100   Jefferson County, Kentucky, Health System Revenue                    10/08 at 101.00         AAA          1,161,336
                 Bonds, Alliant Health System, Inc., Series 1998,
                 5.125%, 10/01/18 - MBIA Insured

        3,230   Lexington-Fayette Urban County Government,                           11/04 at 102.00         AAA          3,401,771
                 Kentucky, Revenue Bonds, University of Kentucky
                 Alumni Association Project, Series 1994, 6.750%, 11/01/15
                 (Pre-refunded to 11/01/04) - MBIA Insured


                                       14

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 0.2%

$         500   Massachusetts Health and Educational Facilities                       7/11 at 101.00         AA-     $      563,925
                 Authority, Revenue Bonds, Partners HealthCare
                 System, Inc., Series 2001C, 6.000%, 7/01/17


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 1.8%

          665   City of Detroit, Michigan, Water Supply System                        7/05 at 102.00         AAA            696,707
                 Revenue Bonds, Second Lien, Series 1995A,
                 5.500%, 7/01/25 - MBIA Insured

        2,900   Michigan State Hospital Finance Authority, Revenue                   12/12 at 100.00         AA-          3,030,500
                 Refunding Bonds, Trinity Health Credit Group,
                 Series 2002C, 5.375%, 12/01/30

        1,000   Michigan State Hospital Finance Authority, Hospital                   8/08 at 101.00         Ba3            729,510
                 Revenue Bonds, Detroit Medical Center Obligated
                 Group, Series 1998A, 5.125%, 8/15/18


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 0.3%

          670   Minnesota Housing Finance Agency, Single Family                       7/08 at 101.00         AA+            705,068
                 Mortgage Revenue Bonds, Series 1995A, 5.200%, 1/01/17


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 1.6%

        3,600   Calhoun County, Mississippi, Solid Waste Disposal                     4/07 at 103.00         BBB          3,929,292
                 Revenue Bonds, Weyerhauser Company Project,
                 Series 1992, 6.875%, 4/01/16 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 6.6%

        2,500   Clark County, Nevada, Motor Vehicle Fuel Tax Highway                  7/13 at 100.00         AAA          2,621,525
                 Improvement Revenue Bonds, Series 2003,
                 5.000%, 7/01/23 - AMBAC Insured

                State Department of Business and Industry, Director of Nevada,
                Revenue Bonds, Las Vegas Monorail Project, First Tier Series
                2000:
        2,360    0.000%, 1/01/21 - AMBAC Insured                                        No Opt. Call         AAA          1,031,957
        3,500    0.000%, 1/01/22 - AMBAC Insured                                        No Opt. Call         AAA          1,439,165
        6,025    5.375%, 1/01/40 - AMBAC Insured                                      1/10 at 100.00         AAA          6,394,935

        4,070   Reno, Nevada, Capital Improvement Revenue Bonds,                      6/12 at 100.00         AAA          4,491,815
                 Series 2002, 5.500%, 6/01/21 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 0.4%

          985   New Hampshire Housing Finance Agency, Single Family                   5/11 at 100.00         Aa2          1,047,144
                 Mortgage Acquisition Bonds, Series 2001A,
                 5.600%, 7/01/21 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 1.1%

        2,500   New Jersey Health Care Facilities Financing Authority,                7/13 at 100.00        Baa2          2,583,050
                 Revenue Bonds, Somerset Medical Center, Series 2003,
                 5.500%, 7/01/23


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 3.5%

          450   Long Island Power Authority, New York, Electric                       6/08 at 101.00         AAA            474,498
                 System General Revenue Bonds, Series 1998A,
                 5.125%, 12/01/22 - FSA Insured

        5,170   New York City, New York, General Obligation Bonds,                    8/04 at 101.50         Aaa          5,337,301
                 Fiscal Series 1995A, 6.250%, 8/01/10
                 (Pre-refunded to 8/01/04)

        1,000   Dormitory Authority of the State of New York, Revenue                 7/04 at 102.00         AAA          1,023,070
                 Bonds, Columbia University, Series 1994A,
                 4.750%, 7/01/14

        1,600   Dormitory Authority of the State of New York, Revenue                 7/10 at 101.00         Ba1          1,642,512
                 Bonds, Mount Sinai NYU Health Obligated Group,
                 Series 2000A, 6.500%, 7/01/17


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 0.8%

        1,330   North Carolina Eastern Municipal Power Agency, Power                    No Opt. Call         BBB          1,330,652
                 System Revenue Refunding Bonds, Series 1993B,
                 5.500%, 1/01/21

          500   Raleigh Durham Airport Authority, North Carolina,                     5/11 at 101.00         Aaa            549,120
                 Airport Revenue Bonds, Series 2001A,
                 5.250%, 11/01/17 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 0.7%

        1,575   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     9/07 at 102.00         Aaa          1,684,100
                 Securities Program, Residential Mortgage Remarketed
                 Revenue Bonds, Series 1997A-1, 6.050%, 9/01/17
                 (Alternative Minimum Tax)


                                       15


                            Nuveen Select Tax-Free Income Portfolio (NXP) (continued)
                                    Portfolio of INVESTMENTS March 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 0.2%

$         500   Pennsylvania Higher Educational Facilities Authority,                 7/13 at 100.00        BBB+     $      510,835
                 Revenue Bonds, Widner University, Series 2003,
                 5.250%, 7/15/24


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 7.0%

       10,000   Greenville County School District, South Carolina,                   12/12 at 101.00         AA-         11,232,800
                 Installment Purchase Revenue Bonds, Series 2002,
                 5.875%, 12/01/19

        1,500   Lexington County Health Service District, South Carolina,            11/13 at 100.00           A          1,679,100
                 Hospital Revenue Refunding and Improvement Bonds,
                 Series 2003, 6.000%, 11/01/18

        2,500   South Carolina JOBS Economic Development Authority,                  11/12 at 100.00          A-          2,561,575
                 Revenue Bonds, Bon Secours Health System, Inc.,
                 Series 2002A, 5.625%, 11/15/30

        1,500   Tobacco Settlement Revenue Management Authority,                      5/11 at 101.00         BBB          1,429,110
                 South Carolina, Tobacco Settlement Asset-Backed
                 Bonds, Series 2001B, 6.000%, 5/15/22


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 9.6%

        5,000   Brazos River Harbor Navigation District, Brazoria                     5/12 at 101.00          A-          5,668,150
                 County, Texas, Environmental Facilities Revenue
                 Bonds, Dow Chemical Company Project, Series 2002A-6,
                 6.250%, 5/15/33 (Alternative Minimum Tax)
                 (Mandatory put 5/15/17)

        6,150   Dallas Independent School District, Dallas County,                    2/12 at 100.00         AAA          6,649,380
                 Texas, General Obligation Refunding Bonds,
                 Series 2002, 5.250%, 2/15/20

        4,370   Harris County Health Facilities Development                           6/04 at 100.00       A3***          4,414,093
                 Corporation, Texas, Hospital Revenue Bonds,
                 Memorial Hermann Healthcare System, Series 1992,
                 7.125%, 6/01/15 (Pre-refunded to 6/01/04)

        2,300   Harris County Health Facilities Development                          11/13 at 100.00         AAA          2,369,851
                 Corporation, Texas, Thermal Utility Revenue Bonds,
                 TECO Project, Series 2003, 5.000%, 11/15/30 -
                 MBIA Insured

        3,500   Irving Independent School District, Dallas County,                    2/12 at 100.00         AAA          3,613,575
                 Texas, General Obligation Refunding Bonds,
                 Series 2002A, 5.000%, 2/15/31

                San Antonio, Texas, Water System Revenue Refunding
                Bonds, Series 1992:
           95    6.000%, 5/15/16 (Pre-refunded to 5/15/07) - MBIA Insured             5/07 at 100.00         AAA            107,062
          465    6.000%, 5/15/16 - MBIA Insured                                         No Opt. Call         AAA            550,965


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 9.2%

        5,700   Snohomish County Public Utility District 1, Washington,               7/04 at 100.00         Aaa          6,795,996
                 Generation System Revenue Bonds, Series 1989,
                 6.750%, 1/01/12

        2,000   Washington State Tobacco Settlement Authority,                        6/13 at 100.00         BBB          1,976,640
                 Tobacco Settlement Asset-Backed Revenue Bonds,
                 Series 2002, 6.500%, 6/01/26

        3,000   Washington State Healthcare Facilities Authority,                    12/07 at 101.00         AAA          3,185,520
                 Revenue Bonds, Catholic Health Initiatives,
                 Series 1997A, 5.125%, 12/01/17 - MBIA Insured

        9,750   Washington State Healthcare Facilities Authority,                    10/11 at 100.00         AAA         10,425,383
                 Revenue Bonds, Sisters of Providence Health System,
                 Series 2001A, 5.125%, 10/01/17 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 0.9%

        1,885   Marshall County, West Virginia, Special Obligation                      No Opt. Call         AAA          2,203,166
                 Refunding Bonds, Series 1992, 6.500%, 5/15/10


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 1.5%

        2,500   Wisconsin, General Obligation Refunding Bonds,                       11/13 at 100.00         AA-          2,605,250
                 Series 2003-3, 5.000%, 11/01/26

        1,000   Wisconsin Health and Educational Facilities Authority,                8/13 at 100.00           A          1,086,480
                 Revenue Bonds, Wheaton Franciscan Services, Inc.,
                 Series 2003A, 5.500%, 8/15/17
------------------------------------------------------------------------------------------------------------------------------------
$     230,150   Total Long-Term Investments (cost $221,802,927) - 97.4%                                                 236,890,176
=============-----------------------------------------------------------------------------------------------------------------------


                                       16

    PRINCIPAL                                                                                                                MARKET
 AMOUNT (000)   DESCRIPTION                                                                            RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.8%

$       2,000   Nebraska Educational Finance Authority, Variable Rate                                     VMIG-1     $    2,000,000
                 Demand Revenue Refunding Bonds, Creighton
                 University, Series 2001, 1.120%, 8/01/31+
------------------------------------------------------------------------------------------------------------------------------------
$       2,000   Total Short-Term Investments (cost $2,000,000)                                                            2,000,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $223,802,927) - 98.2%                                                           238,890,176
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.8%                                                                      4,275,002
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $  243,165,178
                ====================================================================================================================


                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    # On December 9, 2002, UALCorporation, the holding company of United Air Lines, Inc. filed for federal bankruptcy protection. The Adviser determined that it was likely United would not remain current on their interest payment obligations with respect to these bonds and thus has stopped accruing interest.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.


                                       17

                            Nuveen Select Tax-Free Income Portfolio 2 (NXQ)
                            Portfolio of
                                    INVESTMENTS March 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 1.6%

$       1,000   Fort Smith, Arkansas, Water and Sewer Revenue Refunding              10/11 at 100.00         AAA     $    1,067,050
                 and Construction Bonds, Series 2002A, 5.000%, 10/01/19 -
                 FSA Insured

        1,000   Sebastian County Health Facilities Board, Arkansas,                  11/11 at 101.00        Baa1          1,017,580
                 Hospital Revenue Improvement Bonds, Sparks Regional
                 Medical Center, Series 2001A, 5.250%, 11/01/21

        2,000   University of Arkansas, Fayetteville, Various Facilities             12/12 at 100.00         Aaa          2,079,140
                 Revenue Bonds, Series 2002, 5.000%, 12/01/32 -
                 FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 6.2%

        3,325   California Department of Water Resources, Power Supply                5/12 at 101.00          A3          3,850,383
                 Revenue Bonds, Series 2002A, 6.000%, 5/01/14

        2,000   California State Public Works Board, Lease Revenue                      No Opt. Call         Aa2          2,295,140
                 Refunding Bonds, Various University of California
                 Projects, Series 1993A, 5.500%, 6/01/14

        5,000   California State Public Works Board, Lease Revenue                   11/04 at 102.00         Aaa          5,270,350
                 Bonds, Department of Corrections, Soledad II State
                 Prison, Series 1994A, 6.875%, 11/01/14 (Pre-refunded
                 to 11/01/04)

          500   California State Public Works Board, Lease Revenue                   12/08 at 101.00        Baa2            523,850
                 Refunding Bonds, Various California Community
                 College Projects, Series 1998A, 5.250%, 12/01/16

          500   Contra Costa Water District, California, Water Revenue               10/07 at 100.00          AA            538,580
                 Refunding Bonds, Series 1997H, 5.000%, 10/01/17

          500   Contra Costa County, California, Refunding Certificates              11/07 at 102.00         AAA            552,500
                 of Participation, Merrithew Memorial Hospital
                 Replacement Project, Series 1997, 5.375%, 11/01/17 -
                 MBIA Insured

        3,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB          2,969,760
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 7.8%

        3,000   Colorado Health Facilities Authority, Revenue Bonds,                  9/12 at 100.00          AA          3,174,270
                 Catholic Health Initiatives, Series 2002A,
                 5.500%, 3/01/22

        5,000   Denver City and County, Colorado, Airport System Revenue ,           11/11 at 100.00         AAA          5,505,250
                 Refunding Bonds, Series 2001B, 5.625% 11/15/17
                 (Alternative Minimum Tax) - FGIC Insured

        3,185   Denver City and County, Colorado, Airport System                        No Opt. Call           A          3,928,920
                 Revenue Bonds, Series 1991D, 7.750%, 11/15/13
                 (Alternative Minimum Tax)

        3,000   Denver Convention Center Hotel Authority, Colorado,                  12/13 at 100.00         AAA          3,131,910
                 Convention Center Hotel Senior Revenue Bonds,
                 Series 2003A, 5.000%, 12/01/23 - XLCA Insured

        5,000   E-470 Public Highway Authority, Colorado, Senior Revenue                No Opt. Call         AAA          1,777,600
                 Bonds, Series 2000B, 0.000%, 9/01/24 - MBIA Insured

        5,000   E-470 Public Highway Authority, Colorado, Senior Revenue               9/10 at 31.42         AAA          1,201,600
                 Bonds, Series 2000A, 0.000%, 9/01/28 - MBIA Insured

          250   Northwest Parkway Public Highway Authority, Colorado,                 6/11 at 102.00         AAA            264,278
                 Revenue Bonds, Senior Series 2001A, 5.250%, 6/15/41 -
                 FSA Insured

        1,100   University of Colorado Hospital Authority, Hospital                  11/11 at 100.00          A3          1,138,940
                 Revenue Bonds, Series 2001A, 5.600%, 11/15/31


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 0.2%

          500   District of Columbia, Hospital Revenue Refunding Bonds,               8/06 at 102.00         AAA            554,120
                 Medlantic Healthcare Group Issue, Series 1996A,
                 5.750%, 8/15/16 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 2.4%

        6,060   JEA, St. John's River Power Park System, Florida, Revenue               No Opt. Call          AA          6,075,392
                 Refunding Bonds, Issue 2, Series Nine, 5.250%, 10/01/21


                                       18

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 0.5%

$       1,100   Hawaii, Certificates of Participation, Kapolei State Office          11/08 at 101.00         AAA     $    1,180,795
                 Building, Series 1998A, 5.000%, 5/01/17 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 16.7%

        8,420   Chicago Metropolitan Housing Development Corporation,                 7/04 at 100.00          AA          8,463,616
                 Illinois, FHA-Insured Section 8 Housing Development
                 Revenue Refunding Bonds, Series 1992, 6.800%, 7/01/17

        2,400   Chicago, Illinois, Special Facility Revenue Refunding                   No Opt. Call         N/R            744,000
                 Bonds, O'Hare International Airport, United Air Lines, Inc.
                 Project, Series 2001C, 6.300%, 5/01/16#

          250   Illinois Development Finance Authority, Economic                      8/08 at 100.00        Baa2            263,337
                 Development Revenue Bonds, Latin School of Chicago
                 Project, Series 1998, 5.200%, 8/01/11

                Illinois Educational Facilities Authority, Revenue Refunding
                Bonds, Columbia College, Series 1992:
        2,610    6.875%, 12/01/17 (Pre-refunded to 12/01/04)                         12/04 at 100.00      N/R***          2,710,276
        1,140    6.875%, 12/01/17                                                    12/04 at 100.00         BBB          1,156,735

        3,000   Illinois Health Facilities Authority, Revenue Bonds,                  5/04 at 102.00         AAA          3,066,780
                 Rush-Presbyterian St. Luke's Medical Center Obligated
                 Group, Series 1993, 5.250%, 11/15/20 - MBIA Insured

          805   Illinois Health Facilities Authority, Revenue Bonds,                  7/11 at 100.00        Baa1            835,638
                 Loyola University Health System, Series 2001A,
                 6.125%, 7/01/31

        2,255   Illinois Health Facilities Authority, Revenue Bonds,                  7/12 at 100.00          A-          2,502,125
                 Lake Forest Hospital, Series 2002A, 6.250%, 7/01/22

        1,900   Illinois Housing Development Authority, Homeowner                     2/10 at 100.00          AA          2,056,484
                 Mortgage Revenue Bonds, Series 2000D-3,
                 5.700%, 8/01/17

          600   Illinois Educational Facilities Authority, Student Housing            5/12 at 101.00        Baa2            618,378
                 Revenue Bonds, Educational Advancement Foundation
                 Fund, University Center Project, Series 2002,
                 6.000%, 5/01/22

        5,700   Illinois, Sales Tax Revenue Bonds, First                              6/13 at 100.00         AAA          6,015,837
                 Series 2002, 5.000%, 6/15/22

           45   Metropolitan Pier and Exposition Authority, Illinois,                 6/04 at 101.00          A1             45,988
                 McCormick Place Expansion Project Bonds, Series 1992A,
                 6.500%, 6/15/22

        7,000   Metropolitan Pier and Exposition Authority, Illinois,                 6/12 at 101.00         AAA          7,409,780
                 McCormick Place Expansion Project Refunding Bonds,
                 Series 2002B, 5.000%, 6/15/21 - MBIA Insured

        5,045   Sauk Village, Illinois, General Obligation Alternate                 12/12 at 100.00          AA          5,156,797
                 Revenue Source Bonds, Tax Increment, Series 2002A,
                 5.000%, 6/01/22 - RAAI Insured

                Sauk Village, Illinois, General Obligation Alternate Revenue
                Source Bonds, Tax Increment, Series 2002B:
        1,060    0.000%, 12/01/17 - RAAI Insured                                        No Opt. Call          AA            530,466
        1,135    0.000%, 12/01/18 - RAAI Insured                                        No Opt. Call          AA            530,919

        1,000   Yorkville United City, Illinois, General Obligation Debt             12/11 at 100.00          AA          1,024,010
                 Certificates, Series 2003, 5.000%, 12/15/21 -
                 RAAI Insured


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 2.6%

        4,380   Indiana Municipal Power Agency, Power Supply System                   1/12 at 100.00         AAA          4,644,464
                 Revenue Bonds, Series 2002A, 5.125%, 1/01/21 -
                 AMBAC Insured

        1,840   Indiana Housing Finance Authority, Single Family Mortgage             7/11 at 100.00         Aaa          1,936,048
                 Revenue Bonds, Series 2002C-2, 5.250%, 7/01/23
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 1.5%

                Iowa Tobacco Settlement Authority, Tobacco Settlement
                Asset-Backed Revenue Bonds, Series 2001B:
        1,000    5.300%, 6/01/25                                                      6/11 at 101.00         BBB            867,610
        3,500    5.600%, 6/01/35                                                      6/11 at 101.00         BBB          2,972,690


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 1.2%

        3,000   Louisiana Public Facilities Authority, Revenue Bonds, Tulane          7/12 at 100.00         AAA          3,152,520
                 University, Series 2002A, 5.125%, 7/01/27 -
                 AMBAC Insured


                                       19


                            Nuveen Select Tax-Free Income Portfolio 2 (NXQ) (continued)
                                    Portfolio of INVESTMENTS March 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 2.2%

$       3,000   Massachusetts Health and Educational Facilities Authority,           10/11 at 101.00        BBB+     $    3,148,620
                 Revenue Bonds, Berkshire Health System, Series 2001E,
                 6.250%, 10/01/31

        2,090   Massachusetts Water Resources Authority, General                        No Opt. Call         AAA          2,383,290
                 Revenue Bonds, Series 1993C, 5.250%, 12/01/15 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 2.0%

        2,900   Michigan State Hospital Finance Authority, Revenue                   12/12 at 100.00         AA-          3,030,500
                 Refunding Bonds, Trinity Health Credit Group,
                 Series 2002C, 5.375%, 12/01/30

        2,000   Plymouth-Canton Community School District, Wayne                      5/09 at 100.00         AA+          2,066,180
                 and Washtenaw Counties, Michigan, Unlimited Tax
                 General Obligation School Building and Site Bonds,
                 Series 1999, 4.750%, 5/01/18


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 5.7%

          500   Clark County, Nevada, Limited Tax General Obligation                  7/06 at 101.00         AAA            542,270
                 Las Vegas Convention and Visitors Authority Bonds,
                 Series 1996, 5.500%, 7/01/17 - MBIA Insured

       13,250   State Department of Business and Industry, Director                   1/10 at 100.00         AAA         14,063,550
                 of Nevada, Revenue Bonds, Las Vegas Monorail
                 Project, First Tier, Series 2000, 5.375%, 1/01/40 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 1.0%

        2,500   New Jersey Health Care Facilities Financing Authority,                7/13 at 100.00        Baa2          2,583,050
                 Revenue Bonds, Somerset Medical Center, Series 2003,
                 5.500%, 7/01/23


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 6.1%

        2,700   Dormitory Authority of the State of New York, Revenue                 7/10 at 101.00         Ba1          2,771,739
                 Bonds, Mount Sinai NYU Health Obligated Group,
                 Series 2000A, 6.500%, 7/01/17

        4,000   New York State Medical Care Facilities Finance Agency,                2/05 at 102.00         AAA          4,276,480
                 FHA-Insured Mortgage Revenue Bonds, New York and
                 Presbyterian Hospital, Series 1994A, 6.750%, 8/15/14
                 (Pre-refunded to 2/15/05) - AMBAC Insured

        3,000   New York Tobacco Settlement Financing Corporation,                    6/11 at 100.00         AA-          3,338,040
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/16

        4,425   Triborough Bridge and Tunnel Authority, New York,                       No Opt. Call         AA-          5,160,037
                 Convention Center Bonds, Series 1990E, 7.250%, 1/01/10


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 2.8%

        1,500   Charlotte-Mecklenburg Hospital Authority, North                       1/11 at 101.00          AA          1,528,470
                 Carolina, Healthcare System Revenue Bonds, Carolinas
                 Healthcare System, Series 2001A, 5.000%, 1/15/31

        5,500   North Carolina Eastern Municipal Power Agency,                        7/04 at 101.00         BBB          5,547,465
                 Power System Revenue Bonds, Series 1993D,
                 5.600%, 1/01/16


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 1.2%

        2,800   Cuyahoga County, Ohio, Hospital Revenue Bonds,                        8/05 at 102.00         AAA          3,047,968
                 Meridia Health System, Series 1995, 6.250%, 8/15/14
                 (Pre-refunded to 8/15/05)


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 2.2%

        1,000   Dauphin County General Authority, Pennsylvania,                       2/09 at 101.00         AAA          1,061,070
                 Health System Revenue Bonds, Pinnacle Health System
                 Project, Series 1999, 5.125%, 8/15/17 - MBIA Insured

        1,000   Philadelphia Authority for Industrial Development,                    7/11 at 101.00         AAA          1,086,680
                 Pennsylvania, Airport Revenue Bonds, Philadelphia
                 Airport System Project, Series 2001A, 5.500%, 7/01/17
                 (Alternative Minimum Tax) - FGIC Insured

        3,250   Philadelphia School District, Pennsylvania, General                   2/12 at 100.00         AAA          3,510,195
                 Obligation Bonds, Series 2002A, 5.500%, 2/01/31 -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 1.2%

        3,000   Puerto Rico Housing Finance Authority, Capital Fund                  12/13 at 100.00       AA***          3,202,410
                 Program Revenue Bonds, Series 2003, 5.000%, 12/01/20


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 1.8%

        5,000   Rhode Island Tobacco Settlement Financing Corporation,                6/12 at 100.00         BBB          4,585,550
                 Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                 6.250%, 6/01/42


                                       20

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 6.4%

$       4,000   Greenville County School District, South Carolina,                   12/12 at 101.00         AA-     $    4,493,120
                 Installment Purchase Revenue Bonds, Series 2002,
                 5.875%, 12/01/19

        2,500   Lexington County Health Service District, South                      11/13 at 100.00           A          2,798,500
                 Carolina, Hospital Revenue Refunding and Improvement
                 Bonds, Series 2003, 6.000%, 11/01/18

        8,350   South Carolina Public Service Authority, Revenue Refunding            1/06 at 102.00         AAA          9,022,593
                 Bonds, Santee Cooper Electric System, Series 1996A,
                 5.750%, 1/01/22 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 15.7%

        3,275   Bexar County Health Facilities Development Corporation,               8/04 at 102.00         AAA          3,411,600
                 Texas, Hospital Revenue Bonds, Baptist Memorial Hospital
                 System Project, Series 1994, 6.900%, 2/15/14
                 (Pre-refunded to 8/15/04) - MBIA Insured

        4,000   Brazos River Harbor Navigation District, Brazoria                     5/12 at 101.00          A-          4,534,520
                 County, Texas, Environmental Facilities Revenue Bonds,
                 Dow Chemical Company Project, Series 2002A-6,
                 6.250%, 5/15/33 (Alternative Minimum Tax)
                 (Mandatory put 5/15/17)

        4,540   Cleveland Housing Corporation, Texas, FHA-Insured                     7/04 at 100.00         AAA          4,547,400
                 Section 8 Assisted Mortgage Revenue Refunding
                 Bonds, Series 1992C, 7.375%, 7/01/24 - MBIA Insured

        4,550   Harris County-Houston Sports Authority, Texas, Junior                 11/31 at 53.78         AAA            560,515
                 Lien Revenue Bonds, Series 2001H, 0.000%, 11/15/41 -
                 MBIA Insured

        2,500   Harris County Health Facilities Development Corporation,             10/05 at 102.00         AAA          2,864,750
                 Texas, Hospital Revenue Bonds, Texas Children's Hospital,
                 Series 1995, 5.500%, 10/01/16 - MBIA Insured

        3,000   Harris County Health Facilities Development Corporation,             11/13 at 100.00         AAA          3,091,110
                 Texas, Thermal Utility Revenue Bonds, TECO Project,
                 Series 2003, 5.000%, 11/15/30 - MBIA Insured

        2,000   Houston, Texas, Airport System, Subordinate Lien                      7/12 at 100.00         AAA          2,173,300
                 Revenue Bonds, Series 2002A, 5.625%, 7/01/20
                 (Alternative Minimum Tax) - FSA Insured

        3,125   Katy Independent School District, Harris, Fort Bend                   2/12 at 100.00         AAA          3,226,188
                 and Waller Counties, Texas, General Obligation
                 Bonds, Series 2002A, 5.000%, 2/15/32

        4,750   Sam Rayburn Municipal Power Agency, Texas, Power                     10/12 at 100.00          AA          5,171,658
                 Supply System Revenue Refunding Bonds, Series 2002A,
                 5.500%, 10/01/17 - RAAI Insured

        8,900   Texas Turnpike Authority, Dallas North Tollway System                 1/06 at 102.00         AAA          9,439,340
                 Revenue Bonds, President George Bush Turnpike,
                 Series 1995, 5.250%, 1/01/23 - FGIC Insured

        1,250   Texas Water Development Board, Senior Lien State                      1/07 at 100.00         AAA          1,344,263
                 Revolving Fund Revenue Bonds, Series 1996B,
                 5.125%, 7/15/18


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 0.6%

        1,435   Salt Lake City and Sandy Metropolitan Water District,                 7/14 at 100.00         Aaa          1,531,576
                 Utah, Water Revenue Bonds, Series 2004,
                 5.000%, 7/01/21


------------------------------------------------------------------------------------------------------------------------------------
                VERMONT - 2.7%

        3,000   Vermont Housing Finance Agency, Multifamily Housing                   2/09 at 100.00         AAA          3,187,740
                 Bonds, Series 1999C, 5.800%, 8/15/16 - FSA Insured

        3,600   Vermont Industrial Development Authority, Industrial                  9/04 at 100.00           A          3,636,936
                 Development Revenue Refunding Bonds, Stanley
                 Works, Inc. Project, Series 1992, 6.750%, 9/01/10


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 3.6%

        2,000   Washington State Healthcare Facilities Authority,                    12/07 at 101.00         AAA          2,123,680
                 Revenue Bonds, Catholic Health Initiatives,
                 Series 1997A, 5.125%, 12/01/17 - MBIA Insured

        6,715   Washington State Healthcare Facilities Authority,                    10/11 at 100.00         AAA          7,180,148
                 Revenue Bonds, Sisters of Providence Health System,
                 Series 2001A, 5.125%, 10/01/17 - MBIA Insured


                                       21


                            Nuveen Select Tax-Free Income Portfolio 2 (NXQ) (continued)
                                    Portfolio of INVESTMENTS March 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 2.1%

$       4,000   Wisconsin Housing and Economic Development Authority,                 3/12 at 100.00          AA     $    4,208,960
                 Home Ownership Revenue Bonds, Series 2002G,
                 4.850%, 9/01/17

        1,000   Wisconsin Health and Educational Facilities Authority,                8/13 at 100.00           A          1,082,480
                 Revenue Bonds, Wheaton Franciscan Services, Inc.,
                 Series 2003A, 5.500%, 8/15/18
------------------------------------------------------------------------------------------------------------------------------------
$     252,010   Total Long-Term Investments (cost $240,927,177) - 98.0%                                                 251,365,847
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.0%                                                                      5,006,774
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $  256,372,621
                ====================================================================================================================


                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    # On December 9, 2002, UALCorporation, the holding company of United Air Lines, Inc. filed for federal bankruptcy protection. The Adviser determined that it was likely United would not remain current on their interest payment obligations with respect to these bonds and thus has stopped accruing interest.

                                 See accompanying notes to financial statements.


                                       22


                            Nuveen Select Tax-Free Income Portfolio 3 (NXR)
                            Portfolio of
                                    INVESTMENTS March 31, 2004

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 0.3%

$         500   Marshall County Healthcare Authority, Alabama, Revenue                1/12 at 101.00          A-     $      550,050
                 Bonds, Series 2002A, 6.250%, 1/01/22


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 6.6%

        2,105   Azusa Unified School District, Los Angeles County,                    7/12 at 100.00         AAA          2,311,985
                 California, General Obligation Bonds, Series 2002,
                 5.375%, 7/01/21 - FSA Insured

        3,350   California Department of Water Resources, Power                       5/12 at 101.00          A3          3,879,334
                 Supply Revenue Bonds, Series 2002A, 6.000%, 5/01/14

        3,000   California State Public Works Board, Lease Revenue                   11/04 at 102.00         Aaa          3,162,210
                 Bonds, Department of Corrections, Soledad II State
                 Prison, Series 1994A, 6.875%, 11/01/14
                 (Pre-refunded to 11/01/04)

        3,000   Golden State Tobacco Securitization Corporation,                      6/13 at 100.00         BBB          2,969,760
                 California, Tobacco Settlement Asset-Backed Bonds,
                 Series 2003A-1, 6.750%, 6/01/39


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 5.7%

        4,000   Colorado Health Facilities Authority, Revenue Bonds,                  9/12 at 100.00          AA          4,232,360
                 Catholic Health Initiatives, Series 2002A,
                 5.500%, 3/01/22

        2,700   Denver City and County, Colorado, Airport System                        No Opt. Call           A          3,330,639
                 Revenue Bonds, Series 1991D, 7.750%, 11/15/13
                 (Alternative Minimum Tax)

        3,000   Denver Convention Center Hotel Authority, Colorado,                  12/13 at 100.00         AAA          3,136,710
                 Convention Center Hotel Senior Revenue Bonds,
                 Series 2003A, 5.000%, 12/01/24 - XLCA Insured


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.1%

          250   Connecticut Health and Educational Facilities Authority,              7/04 at 100.00         AAA            253,163
                 Revenue Bonds, Bridgeport Hospital Issue, Series 1992A,
                 6.625%, 7/01/18 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 0.9%

          235   District of Columbia, General Obligation Refunding                      No Opt. Call         AAA            282,519
                 Bonds, Series 1994A-1, 6.500%, 6/01/10 - MBIA Insured

        1,305   District of Columbia, General Obligation Bonds,                       6/04 at 101.00         AAA          1,328,412
                 Series 1993E, 6.000%, 6/01/13 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 5.0%

        4,000   JEA, Florida, Subordinate Lien Electric System Revenue               10/07 at 100.00         AA-          4,011,520
                 Bonds, Series 2002D, 4.625%, 10/01/22

        5,020   JEA, St. John's River Power Park System, Florida,                    10/11 at 100.00          AA          5,330,838
                 Revenue Refunding Bonds, Series 2002-17, Issue 2,
                 5.000%, 10/01/18


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 21.7%

        3,000   Bryant, Illinois, Pollution Control Revenue Refunding                 8/04 at 100.00          A2          3,002,610
                 Bonds, Central Illinois Light Company Project,
                 Series 1992, 6.500%, 2/01/18

        2,435   Chicago Metropolitan Housing Development Corporation,                 7/04 at 100.00          AA          2,519,008
                 Illinois, FHA-Insured Section 8 Housing Development
                 Revenue Refunding Bonds, Series 1992, 6.850%, 7/01/22

        2,550   Chicago, Illinois, FHA-Insured Mortgage Revenue                       6/04 at 100.00         AAA          2,557,676
                 Bonds, Lakeview Towers Project, Series 1992,
                 6.600%, 12/01/20

          700   Chicago, Illinois, Special Facility Revenue Refunding                   No Opt. Call         N/R            217,000
                 Bonds, O'Hare International Airport, United
                 Air Lines, Inc. Project, Series 2001C, 6.300%, 5/01/16#

        1,930   Illinois Development Finance Authority, Revenue Bonds,                5/11 at 101.00        BBB+          2,080,386
                 Midwestern University, Series 2001B, 5.750%, 5/15/16

        1,500   Illinois Health Facilities Authority, Revenue Bonds,                    No Opt. Call      N/R***          1,814,595
                 Evangelical Hospitals Corporation, Series 1992C,
                 6.250%, 4/15/22

        4,000   Illinois Health Facilities Authority, Revenue Bonds,                  9/06 at 100.00         AAA          4,473,640
                 Franciscan Sisters Healthcare Corporation Project,
                 Series 1992B, 6.625%, 9/01/13 (Pre-refunded
                 to 9/01/06) - MBIA Insured


                                       23


                            Nuveen Select Tax-Free Income Portfolio 3 (NXR) (continued)
                                    Portfolio of INVESTMENTS March 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       4,470   Illinois Health Facilities Authority, Remarketed Revenue              8/11 at 103.00         Aa1     $    4,954,682
                 Bonds, University of Chicago Project, Series 1985A,
                 5.500%, 8/01/20

        2,225   Illinois Health Facilities Authority, Revenue Refunding               1/13 at 100.00          A2          2,518,500
                 Bonds, Elmhurst Memorial Healthcare, Series 2002,
                 6.250%, 1/01/17

          620   Illinois Housing Development Authority, Homeowner                     2/10 at 100.00          AA            671,063
                 Mortgage Revenue Bonds, Series 2000D-3,
                 5.700%, 8/01/17

        5,700   Illinois, Sales Tax Revenue Bonds, First                              6/13 at 100.00         AAA          6,015,837
                 Series 2002, 5.000%, 6/15/22

        2,000   Illinois, Sales Tax Revenue Bonds, Series 1997X,                      6/07 at 101.00         AAA          2,212,280
                 5.600%, 6/15/17

        6,000   Metropolitan Pier and Exposition Authority, Illinois,                 6/12 at 101.00         AAA          6,351,240
                 Refunding Bonds, McCormick Place Expansion Project,
                 Series 2002B, 5.000%, 6/15/21 - MBIA Insured

        1,000   Yorkville United City, Illinois, General Obligation Debt             12/11 at 100.00          AA          1,020,110
                 Certificates, Series 2003, 5.000%, 12/15/22 -
                 RAAI Insured


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 4.6%

        3,500   Indiana Health Facility Financing Authority, Hospital                 9/11 at 100.00          A+          3,612,630
                 Revenue Bonds, Methodist Hospital, Inc., Series 2001,
                 5.375%, 9/15/22

        2,000   Indianapolis Local Public Improvement Bond Bank,                      7/12 at 100.00         AAA          2,111,460
                 Indiana, Waterworks Project, Series 2002A,
                 5.250%, 7/01/33 - MBIA Insured

        2,725   Warrick County, Indiana, Adjustable Rate Environmental                5/04 at 101.00          A-          2,768,055
                 Improvement Revenue Bonds, Southern Indiana Gas
                 and Electric Company Project, Series 1993B,
                 6.000%, 5/01/23 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 2.9%

                Iowa Tobacco Settlement Authority, Tobacco Settlement
                Asset-Backed Revenue Bonds, Series 2001B:
        3,500    5.300%, 6/01/25                                                      6/11 at 101.00         BBB          3,036,635
        2,850    5.600%, 6/01/35                                                      6/11 at 101.00         BBB          2,420,619


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 0.3%

          500   Massachusetts Health and Educational Facilities                       7/11 at 101.00         AA-            563,925
                 Authority, Revenue Bonds, Partners HealthCare
                 System, Inc., Series 2001C, 6.000%, 7/01/17


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 9.4%

        4,000   Michigan Housing Development Authority, Single                        6/06 at 102.00         AA+          4,212,680
                 Family Mortgage Revenue Bonds, Series 1996C,
                 5.950%, 12/01/17

          235   Michigan State Hospital Finance Authority, Revenue                    8/04 at 101.00         Ba3            196,389
                 Refunding Bonds, Detroit Medical Center Obligated
                 Group, Series 1993A, 6.500%, 8/15/18

        2,900   Michigan State Hospital Finance Authority, Revenue                   12/12 at 100.00         AA-          3,030,500
                 Refunding Bonds, Trinity Health Credit Group,
                 Series 2002C, 5.375%, 12/01/30

        8,240   Michigan Housing Development Authority, Limited                       9/04 at 101.00         AAA          8,396,890
                 Obligation Multifamily Housing Revenue Bonds,
                 Greenwood Villa Project, Series 1992, 6.625%, 9/15/17 -
                 FSA Insured

        1,600   Plymouth-Canton Community School District, Wayne                      5/09 at 100.00         AA+          1,652,944
                 and Washtenaw Counties, Michigan, Unlimited Tax
                 General Obligation School Building and Site Bonds,
                 Series 1999, 4.750%, 5/01/18


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 2.0%

        3,500   Nebraska Public Power District, General Revenue                       1/13 at 100.00         AAA          3,639,300
                 Bonds, Series 2002B, 5.000%, 1/01/33 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 4.9%

        4,000   State Department of Business and Industry, Director                   1/10 at 100.00         AAA          4,245,600
                 of Nevada, Revenue Bonds, Las Vegas Monorail
                 Project, First Tier, Series 2000, 5.375%, 1/01/40 -
                 AMBAC Insured

        4,510   Reno, Nevada, Capital Improvement Revenue Bonds,                      6/12 at 100.00         AAA          4,953,694
                 Series 2002, 5.500%, 6/01/22 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 0.7%

        1,205   New Hampshire Housing Finance Agency, Single Family                   5/11 at 100.00         Aa2          1,281,023
                 Mortgage Acquisition Bonds, Series 2001A,
                 5.600%, 7/01/21 (Alternative Minimum Tax)


                                       24

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 3.5%

$       2,335   Long Island Power Authority, New York, Electric System                9/11 at 100.00          A-     $    2,461,791
                 General Revenue Bonds, Series 2001A, 5.375%, 9/01/21

           35   New York City, New York, General Obligation Bonds,                    4/04 at 100.00           A             35,143
                 Series 1991B, 7.000%, 2/01/18

        2,130   Dormitory Authority of the State of New York, Second                    No Opt. Call          A3          2,518,192
                 General Resolution Consolidated Revenue Bonds,
                 City University System, Series 1990C, 7.500%, 7/01/10

        1,475   New York State Medical Care Facilities Finance Agency,                8/04 at 100.00         AAA          1,503,571
                 FHA-Insured Mortgage Program Revenue Bonds,
                 Mount Sinai NYU Health Obligated Group, Series 1992C,
                 6.250%, 8/15/12 (Pre-refunded to 8/15/04)


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 4.3%

        5,000   North Carolina Municipal Power Agency 1, Catawba                      1/13 at 100.00         AAA          5,494,100
                 Electric Revenue Bonds, Series 2003A, 5.250%, 1/01/18 -
                 MBIA Insured

        2,345   Piedmont Triad Airport Authority, North Carolina, Airport             7/11 at 101.00         AAA          2,574,083
                 Revenue Bonds, Series 2001A, 5.250%, 7/01/16 -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 2.5%

        2,435   Dauphin County Industrial Development Authority,                        No Opt. Call          A-          3,039,221
                 Pennsylvania, Water Development Revenue Refunding
                 Bonds, Dauphin Consolidated Water Supply Company,
                 Series 1992B, 6.700%, 6/01/17

          500   Pennsylvania Higher Educational Facilities Authority,                 7/13 at 100.00        BBB+            510,835
                 Revenue Bonds, Widner University, Series 2003,
                 5.250%, 7/15/24

        1,000   Philadelphia Authority for Industrial Development,                    7/11 at 101.00         AAA          1,086,680
                 Pennsylvania, Airport Revenue Bonds, Philadelphia
                 Airport System Project, Series 2001A, 5.500%, 7/01/17
                 (Alternative Minimum Tax) - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 2.3%

        1,500   Lexington County Health Service District,                            11/13 at 100.00           A          1,679,100
                 South Carolina, Hospital Revenue Refunding and
                 Improvement Bonds, Series 2003, 6.000%, 11/01/18

        2,500   South Carolina JOBS Economic Development Authority,                  11/12 at 100.00          A-          2,561,575
                 Revenue Bonds, Bon Secours Health System, Inc.,
                 Series 2002A, 5.625%, 11/15/30


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 1.1%

        2,000   Knox County Health, Educational and Housing Facilities                4/12 at 101.00        Baa2          2,093,560
                 Board, Tennessee, Hospital Facilities Revenue Bonds,
                 Baptist Health System of East Tennessee, Inc.,
                 Series 2002, 6.375%, 4/15/22


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 13.9%

        3,755   Grand Prairie Industrial Development Authority,                       6/04 at 101.00          A-          3,807,044
                 Texas, Industrial Development Revenue Refunding
                 Bonds, Baxter International, Inc. Project, Series 1992,
                 6.550%, 12/01/12

        2,500   Harris County Health Facilities Development                          10/04 at 101.00         AAA          2,591,675
                 Corporation, Texas, Hospital Revenue Bonds, Memorial
                 Hermann Healthcare System, Series 1994, 6.375%, 10/01/17
                 (Pre-refunded to 10/01/04) - MBIA Insured

        2,500   Harris County Health Facilities Development Corporation,             11/13 at 100.00         AAA          2,575,925
                 Texas, Thermal Utility Revenue Bonds, TECO Project,
                 Series 2003, 5.000%, 11/15/30 - MBIA Insured

        3,000   Houston, Texas, Airport System, Subordinate Lien                      7/12 at 100.00         AAA          3,357,660
                 Revenue Bonds, Series 2002B, 5.500%, 7/01/18

        3,125   Katy Independent School District, Harris, Fort Bend                   2/12 at 100.00         AAA          3,226,188
                 and Waller Counties, Texas, General Obligation Bonds,
                 Series 2002A, 5.000%, 2/15/32

        5,000   North Central Texas Health Facilities Development                     5/06 at 102.00         AA-          5,182,200
                 Corporation, Hospital Revenue Refunding Bonds,
                 Baylor Healthcare System, Series 1995, 5.250%, 5/15/16

        4,750   Sam Rayburn Municipal Power Agency, Texas,                           10/12 at 100.00          AA          5,171,658
                 Power Supply System Revenue Refunding Bonds,
                 Series 2002A, 5.500%, 10/01/17 - RAAI Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 0.9%

        1,710   Intermountain Power Agency, Utah, Power Supply                        7/06 at 102.00          A+          1,753,588
                 Revenue Refunding Bonds, Series 1996D,
                 5.000%, 7/01/21


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 2.1%

        3,880   Washington, General Obligation Bonds,                                   No Opt. Call         Aa1          3,880,850
                 Series 1993A, 4.500%, 10/01/18


                                       25


                            Nuveen Select Tax-Free Income Portfolio 3 (NXR) (continued)
                                    Portfolio of INVESTMENTS March 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 1.4%

$       2,500   Berkeley County Building Commission, West Virginia,                   5/04 at 101.00        BBB-     $    2,521,500
                 Hospital Revenue Bonds, City Hospital Project,
                 Series 1992, 6.500%, 11/01/09


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 1.4%

        2,500   Wisconsin, General Obligation Refunding Bonds,                       11/13 at 100.00         AA-          2,605,250
                 Series 2003-3, 5.000%, 11/01/26
------------------------------------------------------------------------------------------------------------------------------------
$     174,335   Total Long-Term Investments (cost $175,565,783) - 98.5%                                                 183,541,860
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.5%                                                                      2,816,184
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $  186,358,044
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    # On December 9, 2002, UALCorporation, the holding company of United Air Lines, Inc. filed for federal bankruptcy protection. The Adviser determined that it was likely United would not remain current on their interest payment obligations with respect to these bonds and thus has stopped accruing interest.

                                 See accompanying notes to financial statements.


                                       26


                            Nuveen California Select Tax-Free Income Portfolio (NXC)
                            Portfolio of
                                    INVESTMENTS March 31, 2004

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.1%

$       2,000   California County Tobacco Securitization Agency,                      6/12 at 100.00         BBB     $    1,914,860
                 Tobacco Settlement Asset-Backed Revenue Bonds,
                 Fresno County Tobacco Funding Corporation, Series 2002,
                 5.625%, 6/01/23


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 14.0%

        1,000   California Educational Facilities Authority, Revenue                 12/09 at 101.00         AAA          1,045,500
                 Bonds, Stanford University, Series 1999P,
                 5.000%, 12/01/23

          750   California Educational Facilities Authority, Revenue                  8/09 at 100.00          A1            790,943
                 Bonds, Pepperdine University, Series 2002A,
                 5.500%, 8/01/32

        2,600   California Educational Facilities Authority, Revenue                 11/11 at 100.00          A2          2,762,630
                 Bonds, University of the Pacific, Series 2002,
                 5.250%, 11/01/21

        1,000   California Educational Facilities Authority, Revenue                 10/12 at 100.00          A2          1,069,110
                 Bonds, University of San Diego, Series 2002A,
                 5.500%, 10/01/32

        3,000   California Infrastructure Economic Development Bank,                 10/11 at 101.00          A-          3,265,620
                 Revenue Bonds, J. David Gladstone Institutes Project,
                 Series 2001, 5.500%, 10/01/19

        2,000   California State Public Works Board, Lease Revenue                   10/12 at 100.00         AAA          2,099,520
                 Bonds, University of California System, Series 2002A,
                 5.000%, 10/01/22

          750   California Statewide Community Development                            8/12 at 100.00           A            790,658
                 Authority, Student Housing Revenue Bonds, EAH - Irvine
                 East Campus Apartments, LLC Project, Series 2002A,
                 5.500%, 8/01/22 - ACA Insured

        1,000   Long Beach Bond Financing Authority, California,                     11/11 at 101.00         AAA          1,059,080
                 Lease Revenue Refunding Bonds, Long Beach Aquarium
                 of the South Pacific, Series 2001, 5.250%, 11/01/30 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 14.6%

        2,500   California Health Facilities Financing Authority, Insured             4/04 at 101.00         AAA          2,557,800
                 Hospital Revenue Bonds, Scripps Memorial
                 Hospital, Series 1992A, 6.400%, 10/01/12 -
                 MBIA Insured

        2,000   California Infrastructure Economic Development Bank,                  8/11 at 102.00           A          2,090,360
                 Revenue Bonds, Kaiser Hospital Assistance LLC,
                 Series 2001A, 5.550%, 8/01/31

        1,880   California Statewide Community Development                            6/07 at 101.00         AAA          2,067,267
                 Authority, Revenue Bonds, Los Angeles Orthopaedic
                 Hospital Foundation, Series 2000, 5.500%, 6/01/17 -
                 AMBAC Insured

        1,500   California Statewide Community Development                           11/09 at 102.00         BBB          1,535,550
                 Authority, Insured Mortgage Hospital Revenue Bonds,
                 Mission Community Hospital, Series 2001,
                 5.375%, 11/01/26

        4,000   California Statewide Community Development                            6/13 at 100.00         AAA          4,394,840
                 Authority, Hospital Revenue Bonds, Monterey
                 Peninsula Hospital, Series 2003B, 5.250%, 6/01/18 -
                 FSA Insured

          790   Central California Joint Powers Health Financing                      8/04 at 100.00        Baa2            777,170
                 Authority, Certificates of Participation, Community
                 Hospitals of Central California, Series 1993,
                 5.000%, 2/01/23


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.7%

        1,500   ABAG Finance Authority for Non-Profit Corporations,                  11/12 at 100.00         BBB          1,532,625
                 California, Insured Senior Living Revenue Bonds, Odd
                 Fellows Home of California, Series 2003A,
                 5.200%, 11/15/22


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 21.4%

        2,000   Antelope Valley Union High School District, Los Angeles               8/12 at 101.00         AAA          2,088,580
                 County, California, General Obligation Bonds,
                 Series 2002A, 5.000%, 2/01/27 - MBIA Insured

        1,500   Beverly Hills Unified School District, Los Angeles                    8/12 at 100.00          AA          1,560,540
                 County, California, General Obligation Bonds,
                 Series 2002A, 5.000%, 8/01/26

                California, General Obligation Bonds, Series 2003:
          500    5.250%, 11/01/19 - RAAI Insured                                     11/13 at 100.00          AA            531,915
        1,450    5.250%, 2/01/21                                                      8/13 at 100.00        Baa1          1,516,845


                                       27


                            Nuveen California Select Tax-Free Income Portfolio (NXC) (continued)
                                    Portfolio of INVESTMENTS March 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$         750   California, General Obligation Bonds, Series 2004,                    2/14 at 100.00        Baa1     $      760,718
                 5.000%, 2/01/23

        2,000   Fremont Unified School District, Alameda County,                      8/12 at 101.00         AAA          2,140,720
                 California, General Obligation Bonds, Series 2002A,
                 5.000%, 8/01/21 - FGIC Insured

                Golden West Schools Financing Authority, California, Revenue
                Bonds, School District General Obligation Refunding Program,
                Series 1999A:
        4,650    0.000%, 8/01/16 - MBIA Insured                                         No Opt. Call         AAA          2,687,514
        1,750    0.000%, 2/01/17 - MBIA Insured                                         No Opt. Call         AAA            976,868
        2,375    0.000%, 8/01/17 - MBIA Insured                                         No Opt. Call         AAA          1,295,966
        2,345    0.000%, 2/01/18 - MBIA Insured                                         No Opt. Call         AAA          1,232,391

                Mountain View-Los Altos Union High School District, Santa Clara
                County, California, General Obligation Capital Appreciation
                Bonds, Series 1995C:
        1,015    0.000%, 5/01/17 - MBIA Insured                                         No Opt. Call         AAA            561,620
        1,080    0.000%, 5/01/18 - MBIA Insured                                         No Opt. Call         AAA            562,572

        2,000   North Orange County Community College District,                       8/12 at 101.00         AAA          2,124,760
                 California, General Obligation Bonds, Series 2002A,
                 5.000%, 8/01/22 - MBIA Insured

        1,500   San Diego Unified School District, San Diego County,                  7/13 at 101.00         AAA          1,632,825
                 California, General Obligation Bonds, Series 2003E,
                 5.250%, 7/01/24 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 9.4%

        1,000   Bell Community Redevelopment Agency, California,                     10/13 at 100.00          AA          1,070,620
                 Tax Allocation Bonds, Bell Project Area, Series 2003,
                 5.625%, 10/01/33 - RAAI Insured

        3,500   California State Public Works Board, Lease Revenue                      No Opt. Call         AAA          4,370,415
                 Bonds, Department of Corrections, Calipatria State
                 Prison, Series 1991A, 6.500%, 9/01/17 - MBIA Insured

        1,400   Golden State Tobacco Securitization Corporation,                      6/13 at 100.00        Baa2          1,425,606
                 California, Enhanced Tobacco Settlement Asset-Backed
                 Bonds, Series 2003B, 5.500%, 6/01/33

          605   Sacramento City Financing Authority, California, Lease                  No Opt. Call         AAA            695,938
                 Revenue Refunding Bonds, Series 1993A,
                 5.400%, 11/01/20 - MBIA Insured

        1,000   Santa Clara County Board of Education, California,                    4/12 at 101.00         AAA          1,043,820
                 Certificates of Participation, Series 2002,
                 5.000%, 4/01/25 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 15.1%

        1,150   Foothill-Eastern Transportation Corridor Agency,                      1/10 at 100.00        BBB-          1,072,318
                 California, Toll Road Revenue Bonds, Series 1995A,
                 5.000%, 1/01/35

        5,000   Los Angeles Harbors Department, California, Revenue                   8/11 at 100.00         AAA          5,414,500
                 Refunding Bonds, Series 2001B, 5.500%, 8/01/17
                 (Alternative Minimum Tax) - AMBAC Insured

        3,675   Palm Springs Financing Authority, California,                         7/04 at 100.00         AAA          3,687,458
                 Palm Springs Regional Airport Revenue Bonds,
                 Series 1992, 6.000%, 1/01/12 (Alternative Minimum
                 Tax) - MBIA Insured

        1,000   Port of Oakland, California, Revenue Bonds,                          11/12 at 100.00         AAA          1,088,130
                 Series 2002M, 5.250%, 11/01/20 - FGIC Insured

        2,500   Port of Oakland, California, Revenue Bonds,                          11/12 at 100.00         AAA          2,585,400
                 Series 2002N, 5.000%, 11/01/22 (Alternative
                 Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 9.4%

                California Department of Water Resources, Power
                Supply Revenue Bonds, Series 2002A:
        2,000    5.750%, 5/01/17                                                      5/12 at 101.00          A3          2,238,700
        2,000    5.125%, 5/01/19                                                      5/12 at 101.00          A3          2,105,240

          200   Los Angeles Department of Water and Power, California,                7/13 at 100.00         AAA            213,016
                 Power System Revenue Bonds, Series 2003A-2,
                 5.000%, 7/01/21 - MBIA Insured

        2,550   M-S-R Public Power Agency, California, San Juan                       7/04 at 100.00         AAA          2,627,520
                 Project Revenue Bonds, Series 1991E, 6.000%, 7/01/22 -
                 MBIA Insured

        1,225   Turlock Irrigation District, California, Revenue Refunding              No Opt. Call         AAA          1,458,828
                 Bonds, Series 1992A, 6.250%, 1/01/12 - MBIA Insured


                                       28

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 11.0%

$       2,160   California Statewide Communities Development                         10/11 at 101.00         AAA     $    2,311,956
                 Authority, Water and Wastewater Revenue Bonds,
                 Pooled Financing Program, Cities of Calistoga, Pacific
                 Grove, Pacifica and the United Water Conservation
                 District, Series 2001B, 5.125%, 10/01/22 - FSA Insured

        3,000   Contra Costa Water District, Contra Costa County,                    10/04 at 102.00         AAA          3,048,930
                 California, Water Revenue Bonds, Series 2001G,
                 5.000%, 10/01/24 - MBIA Insured

        2,800   Los Angeles, California, Wastewater System Revenue                    6/08 at 101.00         AAA          2,901,136
                 Bonds, Series 1998A, 5.000%, 6/01/23 - FGIC Insured

          825   South Feather Water and Power Agency, California,                     4/13 at 100.00         BBB            810,131
                 Water Revenue Certificates of Participation, Solar
                 Photovoltaic Project, Series 2003, 5.375%, 4/01/24

        1,000   Woodbridge Irrigation District, California, Certificates              7/13 at 100.00        BBB+          1,033,770
                 of Participation, Water Systems Project, Series 2003,
                 5.625%, 7/01/43
------------------------------------------------------------------------------------------------------------------------------------
$      91,775   Total Long-Term Investments (cost $86,129,077) - 98.7%                                                   90,630,799
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.3%                                                                      1,233,298
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $   91,864,097
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.


                                 See accompanying notes to financial statements.


                                       29


                            Nuveen New York Select Tax-Free Income Portfolio (NXN)
                            Portfolio of
                                    INVESTMENTS March 31, 2004

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.1%

$       1,235   TSASC, Inc., New York, Tobacco Asset-Backed Bonds,                    7/12 at 100.00         BBB     $    1,207,435
                 Series 2002-1, 5.500%, 7/15/24


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 13.0%

        1,700   Amherst Industrial Development Agency, New York,                      8/12 at 101.00         AAA          1,802,000
                 Revenue Bonds, UBF Faculty/Student Housing Corporation,
                 University of Buffalo Creekside Project, Series 2002A,
                 5.000%, 8/01/22 - AMBAC Insured

        1,000   New York City Industrial Development Agency,                         11/04 at 102.00         AAA          1,049,960
                 New York, Civic Facility Revenue Bonds, USTA National
                 Tennis Center Incorporated Project, Series 1994,
                 6.375%, 11/15/14 - FSA Insured

          570   Dormitory Authority of the State of New York, Second                    No Opt. Call         AAA            680,039
                 General Resolution Consolidated Revenue Bonds, City
                 University System, Series 1990C, 7.500%, 7/01/10 -
                 FGIC Insured

        1,425   Dormitory Authority of the State of New York, Insured                 7/07 at 101.00         AAA          1,530,208
                 Revenue Bonds, Rochester Institute of Technology,
                 Series 1997, 5.250%, 7/01/22 - MBIA Insured

        1,430   Dormitory Authority of the State of New York, Revenue                 7/11 at 101.00         AA-          1,481,866
                 Bonds, Upstate Community Colleges, Series 2002A,
                 5.000%, 7/01/23

          785   Dormitory Authority of the State of New York, Insured                 7/12 at 100.00         AAA            824,721
                 Revenue Bonds, Iona College, Series 2002,
                 5.000%, 7/01/22 - XLCA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 10.0%

          750   New York City Health and Hospitals Corporation,                       2/13 at 100.00         AAA            812,123
                 New York, Health System Revenue Bonds, Series 2003A,
                 5.250%, 2/15/21 - AMBAC Insured

          250   New York City Industrial Development Agency, New York,                7/12 at 101.00        Baa3            259,383
                 Civic Facility Revenue Bonds, Staten Island University
                 Hospital Project, Series 2002C, 6.450%, 7/01/32

          500   Dormitory Authority of the State of New York, Revenue                 7/13 at 100.00        Baa1            521,680
                 Bonds, Winthrop-South Nassau University Hospital
                 Association, Series 2003A, 5.500%, 7/01/32

          670   Dormitory Authority of the State of New York, Revenue                 7/13 at 100.00         AAA            710,428
                 Bonds, Memorial Sloan Kettering Cancer Center,
                 Series 2003-1, 5.000%, 7/01/21 - MBIA Insured

          250   Dormitory Authority of the State of New York, Revenue                 5/13 at 100.00          A3            261,690
                 Bonds, North Shore Long Island Jewish Group,
                 Series 2003, 5.375%, 5/01/23

        1,680   Dormitory Authority of the State of New York, Revenue                 7/11 at 101.00         AAA          1,837,416
                 Bonds, Winthrop-South Nassau University Health
                 System Obligated Group, Series 2001A, 5.250%, 7/01/17 -
                 AMBAC Insured

        1,195   Dormitory Authority of the State of New York, Revenue                 7/11 at 101.00         AAA          1,306,972
                 Bonds, Winthrop-South Nassau University Health System
                 Obligated Group, Series 2001B, 5.250%, 7/01/17 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 8.2%

        1,000   East Rochester Housing Authority, New York, Revenue                  12/12 at 103.00         AAA          1,072,820
                 Bonds, GNMA/FHA Secured Revenue Bonds, St. Mary's
                 Residence Project, Series 2002A, 5.375%, 12/20/22

        1,285   New Hartford Housing Development Corporation,                         7/04 at 100.00         AAA          1,287,352
                 New York, FHA-Insured Section 8 Mortgage Revenue
                 Refunding Bonds, Village Point Apartments Project,
                 Series 1992A, 7.375%, 1/01/24 - MBIA Insured

        1,000   New Hartford-Sunset Woods Funding Corporation,                        8/12 at 101.00         AAA          1,074,380
                 New York, FHA-Insured Mortgage Revenue Bonds,
                 Sunset Woods Apartments II Project, Series 2002,
                 5.350%, 2/01/20

        1,225   New York State Housing Finance Agency, FHA-Insured                    8/04 at 100.00         AAA          1,234,923
                 Mortgage Multifamily Housing Revenue Bonds,
                 Series 1992C, 6.450%, 8/15/14 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 8.2%

        2,500   New York State Mortgage Agency, Mortgage Revenue                      4/11 at 100.00         Aaa          2,578,675
                 Bonds, Thirty First Series A, 5.300%, 10/01/31
                 (Alternative Minimum Tax)

        2,000   New York State Mortgage Agency, Homeowner                            10/11 at 100.00         Aa1          2,117,860
                 Mortgage Revenue Bonds, Series 101, 5.000%, 10/01/18
                 (Alternative Minimum Tax)


                                       30

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 9.2%

$       2,000   East Rochester Housing Authority, New York,                           8/12 at 101.00         AAA     $    2,095,900
                 FHA-Insured Mortgage Revenue Refunding Bonds,
                 Jewish Home of Rochester, Series 2002, 4.625%, 2/15/17

        1,000   New York City Industrial Development Agency,                         11/12 at 101.00         AA+          1,021,940
                 New York, GNMA Collateralized Mortgage Revenue
                 Bonds, Eger Harbor House, Inc. Project, Series 2002A,
                 4.950%, 11/20/32

        2,000   Dormitory Authority of the State of New York,                         8/11 at 101.00         AAA          2,103,100
                 FHA-Insured Mortgage Nursing Home Revenue Bonds,
                 Norwegian Christian Home and Health Center,
                 Series 2001, 5.200%, 8/01/36 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 6.5%

                Clarkstown, Rickland County, New York, Various Purpose
                Serial Bonds, Series 1992:
          505    5.600%, 6/15/10 - AMBAC Insured                                        No Opt. Call         AAA            585,790
          525    5.600%, 6/15/11 - AMBAC Insured                                        No Opt. Call         AAA            611,987
          525    5.600%, 6/15/12 - AMBAC Insured                                        No Opt. Call         AAA            617,426

          750   New York City, New York, General Obligation Bonds,                    8/14 at 100.00         AAA            817,905
                 Fiscal Series 2004I, 5.000%, 8/01/17 (WI, settling
                 4/01/04) - MBIA Insured

        1,000   West Islip Union Free School District, Suffolk County,               10/10 at 100.00         Aaa          1,077,670
                 New York, General Obligation Bonds, Series 2001,
                 5.000%, 10/01/17 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 12.9%

          600   Battery Park City Authority, New York, Senior Revenue                11/13 at 100.00         AAA            634,374
                 Bonds, Series 2003A, 5.000%, 11/01/23

                Metropolitan Transportation Authority, New York,
                State Service Contract Refunding Bonds, Series 2002A:
          500    5.500%, 1/01/20 - MBIA Insured                                       7/12 at 100.00         AAA            556,685
          500    5.000%, 7/01/30 - AMBAC Insured                                      7/12 at 100.00         AAA            520,360

        1,000   Nassau County Interim Finance Authority, New York,                   11/06 at 101.00         AAA          1,058,410
                 Sales Tax Secured Revenue Bonds, Series 2001A-2,
                 5.125%, 11/15/21 - AMBAC Insured

          670   New York City Transitional Finance Authority, New York,               2/13 at 100.00         AA+            704,378
                 Future Tax Secured Bonds, Fiscal Series 2003E,
                 5.000%, 2/01/23

           50   New York State Thruway Authority, Highway and Bridge                  4/05 at 102.00         AAA             52,534
                 Trust Fund Bonds, Series 1995A, 5.125%, 4/01/15 -
                 MBIA Insured

          750   New York State Thruway Authority, Highway and Bridge                  4/13 at 100.00         AAA            811,732
                 Trust Fund Bonds, Second General, Series 2003,
                 5.250%, 4/01/23 - MBIA Insured

          250   New York State Thruway Authority, Highway and Bridge                  4/14 at 100.00         AAA            267,143
                 Trust Fund Bonds, Second General, Series 2004,
                 5.000%, 4/01/21 - MBIA Insured

        1,000   New York State Urban Development Corporation,                         3/13 at 100.00         AAA          1,115,540
                 State Personal Income Tax Revenue Bonds, State
                 Facilities and Equipment, Series 2002C-1,
                 5.500%, 3/15/21 - FGIC Insured

        1,000   New York Tobacco Settlement Financing Corporation,                    6/13 at 100.00         AAA          1,098,710
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003A-1, 5.250%, 6/01/20 -
                 AMBAC Insured

          500   New York Tobacco Settlement Financing Corporation,                    6/13 at 100.00         AA-            551,605
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.6%

          500   Metropolitan Transportation Authority, New York,                        No Opt. Call         AAA            562,185
                 Transportation Revenue Bonds, Series 2003A,
                 5.000%, 11/15/15 - FGIC Insured

        2,500   Port Authority of New York and New Jersey,                            1/05 at 101.00         AAA          2,617,124
                 Consolidated Bonds, Ninety-Seventh Series,
                 6.500%, 7/15/19 (Alternative Minimum Tax) - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 6.0%

        1,420   Dormitory Authority of the State of New York, Judicial                  No Opt. Call         AAA          1,803,570
                 Facilities Lease Revenue Bonds, Suffolk County Issue,
                 Series 1986, 7.375%, 7/01/16

        1,000   New York State Medical Care Facilities Finance Agency,                8/04 at 100.00         AAA          1,019,370
                 FHA-Insured Mortgage Program Revenue Bonds,
                 Mount Sinai NYU Health Obligated Group, Series 1992C,
                 6.250%, 8/15/12 (Pre-refunded to 8/15/04) -
                 MBIA Insured

          485   Suffolk County Water Authority, New York, Water                         No Opt. Call         AAA            585,480
                 Revenue Bonds, Series 1986V, 6.750%, 6/01/12


                                       31


                            Nuveen New York Select Tax-Free Income Portfolio (NXN) (continued)
                                    Portfolio of INVESTMENTS March 31, 2004
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 5.6%

$       2,000   Long Island Power Authority, New York, Electric System                6/08 at 101.00         AAA     $    2,108,880
                 General Revenue Bonds, Series 1998A,
                 5.125%, 12/01/22 - FSA Insured

        1,000   Long Island Power Authority, New York, Electric System                9/13 at 100.00         AAA          1,089,670
                 General Revenue Bonds, Series 2003C,
                 5.000%, 9/01/16 - CIFG Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 12.1%

        2,500   New York City Municipal Water Finance Authority,                      6/11 at 101.00          AA          2,610,400
                 New York, Water and Sewer System Revenue Bonds,
                 Fiscal Series 2001C, 5.125%, 6/15/33

                New York State Environmental Facilities Corporation, State Clean
                Water and Drinking Water Revolving Funds Revenue Bonds, New York
                City Municipal Water Finance Authority Loan, Series 2002B:
        2,000    5.250%, 6/15/19                                                      6/12 at 100.00         AAA          2,191,600
        2,000    5.000%, 6/15/27                                                      6/12 at 100.00         AAA          2,089,480
------------------------------------------------------------------------------------------------------------------------------------
$      52,980   Total Long-Term Investments (cost $53,512,729) - 99.4%                                                   56,632,879
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.6%                                                                        324,823
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $   56,957,702
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    (WI) Security purchased on a when-issued basis.


                                 See accompanying notes to financial statements.


                                       32


                            Statement of
                              ASSETS AND LIABILITIES March 31, 2004
                                                                                                                           NEW YORK
                                                         SELECT            SELECT            SELECT       CALIFORNIA         SELECT
                                                       TAX-FREE        TAX-FREE 2        TAX-FREE 3  SELECT TAX-FREE       TAX-FREE
                                                          (NXP)             (NXQ)             (NXR)            (NXC)          (NXN)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value
   (cost $223,802,927, $240,927,177, $175,565,783,
   $86,129,077 and $53,512,729, respectively)      $238,890,176      $251,365,847      $183,541,860      $90,630,799    $56,632,879
Cash                                                         --         1,132,561                --               --        395,983
Receivables:
   Interest                                           4,225,729         4,017,107         2,979,498        1,376,219        800,095
   Investments sold                                     735,100                --                --               --             --
Other assets                                             59,908            63,718            44,934           21,714         12,655
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                  243,910,913       256,579,233       186,566,292       92,028,732     57,841,612
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                          567,586                --            64,901           92,838             --
Payable for investments purchased                            --                --                --               --        834,420
Accrued expenses:
   Management fees                                       50,746            64,222            47,122           23,636         14,629
   Other                                                127,403           142,390            96,225           48,161         34,861
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                 745,735           206,612           208,248          164,635        883,910
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                         $243,165,178      $256,372,621      $186,358,044      $91,864,097    $56,957,702
====================================================================================================================================
Shares outstanding                                   16,378,096        17,607,068        12,964,124        6,257,070      3,908,223
====================================================================================================================================
Net asset value per share outstanding
   (net assets divided by shares outstanding)      $      14.85      $      14.56      $      14.37      $     14.68    $     14.57
====================================================================================================================================
NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share            $    163,781      $    176,071      $    129,641      $    62,571    $    39,082
Paid-in surplus                                     227,635,042       245,690,697       178,372,582       87,121,715     53,622,239
Undistributed (Over-distribution of)
   net investment income                                (46,057)         (373,447)         (125,424)        (114,580)         2,359
Accumulated net realized gain from investments          325,163           440,630             5,168          292,669        173,872
Net unrealized appreciation of investments           15,087,249        10,438,670         7,976,077        4,501,722      3,120,150
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                         $243,165,178      $256,372,621      $186,358,044      $91,864,097    $56,957,702
====================================================================================================================================

                                 See accompanying notes to financial statements.


                                       33


                            Statement of
                                OPERATIONS Year Ended March 31, 2004
                                                                                                                           NEW YORK
                                                         SELECT            SELECT            SELECT       CALIFORNIA         SELECT
                                                       TAX-FREE        TAX-FREE 2        TAX-FREE 3  SELECT TAX-FREE       TAX-FREE
                                                          (NXP)             (NXQ)             (NXR)            (NXC)          (NXN)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                   $12,714,505       $13,353,220       $ 9,673,322       $4,582,462     $2,881,085
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                         592,080           747,072           547,905          273,136        170,192
Shareholders' servicing agent fees and expenses          48,127            47,295            36,098           12,963          9,741
Custodian's fees and expenses                            55,878            59,960            40,587           23,265         18,930
Trustees' fees and expenses                               8,768             7,762             4,718            2,155          1,128
Professional fees                                        16,675            17,039            13,413            9,665          8,033
Shareholders' reports - printing and mailing expenses    68,054            71,553            38,327           19,061         17,896
Stock exchange listing fees                              15,535            15,535            15,535           11,097         11,097
Investor relations expense                                7,223            15,004             4,814            3,092          1,677
Other expenses                                            9,357             9,499             7,740            5,335          4,318
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit              821,697           990,719           709,137          359,769        243,012
   Custodian fee credit                                 (13,000)          (13,590)           (8,192)          (7,327)        (2,432)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                            808,697           977,129           700,945          352,442        240,580
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                11,905,808        12,376,091         8,972,377        4,230,020      2,640,505
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investments                    1,631,548         1,107,932           388,100          528,424        314,601
Change in net unrealized appreciation
   (depreciation) of investments                        764,039         2,207,042         1,738,203          704,451        294,010
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                             2,395,587         3,314,974         2,126,303        1,232,875        608,611
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations          $14,301,395       $15,691,065       $11,098,680       $5,462,895     $3,249,116
====================================================================================================================================


                                 See accompanying notes to financial statements.


                                       34


                            Statement of
                                  CHANGES IN NET ASSETS
                                        SELECT TAX-FREE (NXP)            SELECT TAX-FREE 2 (NXQ)            SELECT TAX-FREE 3 (NXR)
                                  -----------------------------      ------------------------------      ---------------------------
                                    YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED     YEAR ENDED
                                       3/31/04          3/31/03           3/31/04           3/31/03          3/31/04        3/31/03
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income             $ 11,905,808     $ 12,666,221      $ 12,376,091      $ 13,377,076     $  8,972,377   $  9,450,682
Net realized gain
   from investments                  1,631,548        2,175,032         1,107,932         2,738,597          388,100      2,127,842
Change in net unrealized
   appreciation (depreciation)
   of investments                      764,039        3,681,890         2,207,042          (417,458)       1,738,203       (545,919)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations                  14,301,395       18,523,143        15,691,065        15,698,215       11,098,680     11,032,605
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income         (12,405,127)     (13,364,529)      (12,700,072)      (14,058,896)      (9,009,179)    (9,882,044)
From accumulated net
   realized gains
   from investments                 (1,399,973)      (2,764,623)         (973,580)       (3,171,385)        (868,194)      (850,958)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders   (13,805,100)     (16,129,152)      (13,673,652)      (17,230,281)      (9,877,373)   (10,733,002)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from shares
   issued to shareholders due to
   reinvestment of distributions            --               --               --                 --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets                       496,295        2,393,991         2,017,413        (1,532,066)       1,221,307        299,603
Net assets at the
   beginning of year               242,668,883      240,274,892       254,355,208       255,887,274      185,136,737    184,837,134
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year     $243,165,178     $242,668,883      $256,372,621      $254,355,208     $186,358,044   $185,136,737
====================================================================================================================================
Undistributed (Over-distribution
   of) net investment
   income at the
   end of year                    $    (46,057)    $    452,975      $  (373,447)      $    (39,416)    $   (125,424)  $    (88,622)
====================================================================================================================================


                                 See accompanying notes to financial statements.

                                       35

                            Statement of
                                    CHANGES IN NET ASSETS (Unaudited) (continued)

                                                                    CALIFORNIA SELECT TAX-FREE (NXC)  NEW YORK SELECT TAX-FREE (NXN)
                                                                    --------------------------------  ------------------------------
                                                                       YEAR ENDED        YEAR ENDED       YEAR ENDED     YEAR ENDED
                                                                          3/31/04           3/31/03          3/31/04        3/31/03
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                 $ 4,230,020       $ 4,423,162      $ 2,640,505    $ 2,739,961
Net realized gain from investments                                        528,424           919,407          314,601        630,086
Change in net unrealized appreciation
   (depreciation) of investments                                          704,451           728,613          294,010      1,060,980
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations                                                      5,462,895         6,071,182        3,249,116      4,431,027
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                             (4,262,921)       (4,592,689)      (2,668,659)    (2,742,795)
From accumulated net realized gains
   from investments                                                      (310,999)         (849,710)        (322,333)      (366,890)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders                                       (4,573,920)       (5,442,399)      (2,990,992)    (3,109,685)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from shares
   issued to shareholders due to
   reinvestment of distributions                                              --                 --           16,500             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                     888,975           628,783          274,624      1,321,342
Net assets at the beginning of year                                    90,975,122        90,346,339       56,683,078     55,361,736
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                         $91,864,097       $90,975,122      $56,957,702    $56,683,078
====================================================================================================================================
Undistributed (Over-distribution of) net
   investment income at the
   end of year                                                        $  (114,580)      $   (75,837)     $     2,359    $    30,688
====================================================================================================================================


                                 See accompanying notes to financial statements.


                                       36


Notes to
       FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The Trusts covered in this report and their corresponding Common share New York Stock Exchange symbols are Nuveen Select Tax-Free Income Portfolio (NXP), Nuveen Select Tax-Free Income Portfolio 2 (NXQ), Nuveen Select Tax-Free Income Portfolio 3 (NXR), Nuveen California Select Tax-Free Income Portfolio (NXC) and Nuveen New York Select Tax-Free Income Portfolio (NXN). The Trusts are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.

Each Trust seeks to provide stable dividends consistent with the preservation of capital, exempt from regular federal and designated state income taxes, where applicable, by investing primarily in a diversified portfolio of municipal obligations.

The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation

The prices of municipal bonds in each Trust's investment portfolio are provided by a pricing service approved by the Trust's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Trusts, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Trusts have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At March 31, 2004, New York Select Tax-Free (NXN) had an outstanding when-issued purchase commitment of $834,420. There were no such outstanding purchase commitments in any of the other Trusts.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Income Taxes

Each Trust is a separate taxpayer for federal income tax purposes. Each Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Trust intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, where applicable, to retain such tax-exempt status when distributed to shareholders of the Trusts. All monthly tax-exempt income dividends paid during the fiscal year ended March 31, 2004, have been designated Exempt Interest Dividends.

Dividends and Distributions to Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Notes to
    FINANCIAL STATEMENTS (continued)



Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Derivative Financial Instruments

The Trusts are not authorized to invest in derivative financial instruments.

Custodian Fee Credit

Each Trust has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Trust's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications

Under the Trusts' organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. In addition, in the normal course of business, the Trusts enter into contracts that provide general indemnifications to other parties. The Trusts' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trusts that have not yet occurred.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common shares were as follows:

                                     SELECT                     SELECT                     SELECT
                                 TAX-FREE (NXP)            TAX-FREE 2 (NXQ)           TAX-FREE 3 (NXR)
                             -----------------------    -----------------------   -----------------------
                             YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                3/31/04      3/31/03       3/31/04      3/31/03      3/31/04      3/31/03
---------------------------------------------------------------------------------------------------------
Shares issued to
   shareholders due to
   reinvestment of
   distributions                     --           --            --           --           --           --
=========================================================================================================
                                                           CALIFORNIA SELECT          NEW YORK SELECT
                                                            TAX-FREE (NXC)             TAX-FREE (NXN)
                                                        -----------------------   -----------------------
                                                        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                           3/31/04      3/31/03      3/31/04      3/31/03
---------------------------------------------------------------------------------------------------------
Shares issued to
   shareholders due to
   reinvestment of distributions                                --           --        1,154           --
=========================================================================================================


3. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term municipal securities during the fiscal year ended March 31, 2004, were as follows:

                                                                                  CALIFORNIA     NEW YORK
                                              SELECT        SELECT       SELECT       SELECT       SELECT
                                            TAX-FREE    TAX-FREE 2   TAX-FREE 3     TAX-FREE     TAX-FREE
                                               (NXP)         (NXQ)        (NXR)        (NXC)        (NXN)
---------------------------------------------------------------------------------------------------------
Purchases                                $37,515,280   $24,783,282  $10,055,292  $29,251,064  $11,433,307
Sales and maturities                      38,823,150    26,664,100   10,832,900   27,001,829    8,980,045
=========================================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At March 31, 2004, the cost of investments were as follows:

                                                                                  CALIFORNIA      NEW YORK
                                              SELECT        SELECT       SELECT       SELECT        SELECT
                                            TAX-FREE    TAX-FREE 2   TAX-FREE 3     TAX-FREE      TAX-FREE
                                               (NXP)         (NXQ)        (NXR)        (NXC)         (NXN)
----------------------------------------------------------------------------------------------------------
Cost of investments                     $223,489,078  $240,848,151  $175,500,669  $86,128,891  $53,508,150
==========================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at March 31, 2004, were as follows:

                                                                                  CALIFORNIA     NEW YORK
                                              SELECT        SELECT       SELECT       SELECT       SELECT
                                            TAX-FREE    TAX-FREE 2   TAX-FREE 3     TAX-FREE     TAX-FREE
                                               (NXP)         (NXQ)        (NXR)        (NXC)        (NXN)
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                          $17,435,869   $12,715,594   $8,929,552   $4,595,134   $3,147,206
   Depreciation                           (2,034,771)   (2,197,898)    (888,361)     (93,226)     (22,477)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   of investments                        $15,401,098   $10,517,696   $8,041,191   $4,501,908   $3,124,729
=========================================================================================================

The tax components of undistributed net investment income and net realized gains at March 31, 2004, were as follows:

                                                                                  CALIFORNIA     NEW YORK
                                              SELECT        SELECT       SELECT       SELECT       SELECT
                                            TAX-FREE    TAX-FREE 2   TAX-FREE 3     TAX-FREE     TAX-FREE
                                               (NXP)         (NXQ)        (NXR)        (NXC)        (NXN)
---------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income         $639,159      $577,541     $554,901     $235,627     $216,645
Undistributed net ordinary income*            14,208            --           --           --           --
Undistributed net long-term capital gains    310,956       440,630        5,168      292,669      173,872
=========================================================================================================

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended March 31, 2004 and March 31, 2003, was designated for purposes of the dividends paid deduction as follows:

                                                                                   CALIFORNIA     NEW YORK
                                               SELECT        SELECT       SELECT       SELECT       SELECT
                                             TAX-FREE    TAX-FREE 2   TAX-FREE 3     TAX-FREE     TAX-FREE
2004                                            (NXP)         (NXQ)        (NXR)        (NXC)        (NXN)
----------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income  $12,087,037   $12,571,449   $8,945,252   $4,242,294   $2,672,502
Distributions from net ordinary income*       334,467       163,837       63,927       27,740           --
Distributions from net long-term
   capital gains                            1,399,973       973,580      868,194      310,142      322,333
==========================================================================================================
                                                                                   CALIFORNIA     NEW YORK
                                               SELECT        SELECT       SELECT       SELECT       SELECT
                                             TAX-FREE    TAX-FREE 2   TAX-FREE 3     TAX-FREE     TAX-FREE
2003                                            (NXP)         (NXQ)        (NXR)        (NXC)        (NXN)
----------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income  $13,511,932   $14,208,907   $9,995,343   $4,636,488   $2,754,516
Distributions from net ordinary income*        37,830        46,670        3,378           --           --
Distributions from net long-term
   capital gains                            2,726,793     3,133,168      850,958      849,710      366,890
==========================================================================================================

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Notes to
    FINANCIAL STATEMENTS (continued)



5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Trusts' investment management agreements with Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., each Trust pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Trust as follows:

                                                                                  SELECT TAX-FREE 2 (NXQ)
                                                                                  SELECT TAX-FREE 3 (NXR)
                                                                         CALIFORNIA SELECT TAX-FREE (NXC)
AVERAGE DAILY NET ASSETS                         SELECT TAX-FREE (NXP)     NEW YORK SELECT TAX-FREE (NXN)
---------------------------------------------------------------------------------------------------------
For the first $125 million                                     .2500%                            .3000%
For the next $125 million                                      .2375                             .2875
For the next $250 million                                      .2250                             .2750
For the next $500 million                                      .2125                             .2625
For the next $1 billion                                        .2000                             .2500
For net assets over $2 billion                                 .1875                             .2375
=========================================================================================================


The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trusts pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Trusts from the Adviser or its affiliates.

6. INVESTMENT COMPOSITION

At March 31, 2004, the revenue sources by municipal purpose, expressed as a percent of total investments, were as follows:

                                                                                  CALIFORNIA     NEW YORK
                                               SELECT       SELECT       SELECT       SELECT       SELECT
                                             TAX-FREE   TAX-FREE 2   TAX-FREE 3     TAX-FREE     TAX-FREE
                                                (NXP)        (NXQ)        (NXR)        (NXC)        (NXN)
---------------------------------------------------------------------------------------------------------
Consumer Staples                                   3%           5%           5%           2%           2%
Education and Civic Organizations                  2            4            6           14           13
Healthcare                                        17           16           18           15           10
Housing/Multifamily                               --            6            7           --            8
Housing/Single Family                              3            3            3           --            8
Long-Term Care                                    --           --           --            1            9
Materials                                          4            2           --           --           --
Tax Obligation/General                            10            6            8           22            7
Tax Obligation/Limited                            16           13           12           10           13
Transportation                                    14           16            8           15            6
U.S. Guaranteed                                   15           10            8           --            6
Utilities                                         10           15           22           10            6
Water and Sewer                                    6            3            3           11           12
Other                                             --            1           --           --           --
---------------------------------------------------------------------------------------------------------
                                                 100%         100%         100%         100%         100%
=========================================================================================================

Certain investments owned by the Trusts are covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default (53% for Select Tax-Free (NXP), 53% for Select Tax-Free 2 (NXQ), 37% for Select Tax-Free 3
(NXR), 65% for California Select Tax-Free (NXC), and 60% for New York Select Tax-Free (NXN)). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Trusts' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Trust.

7. SUBSEQUENT EVENT - DISTRIBUTIONS TO SHAREHOLDERS

The Trusts declared dividend distributions from their tax-exempt net investment income which were paid on May 3, 2004, to shareholders of record on April 15, 2004, as follows:

                                                                                  CALIFORNIA     NEW YORK
                                              SELECT        SELECT       SELECT       SELECT       SELECT
                                            TAX-FREE    TAX-FREE 2   TAX-FREE 3     TAX-FREE     TAX-FREE
                                               (NXP)         (NXQ)        (NXR)        (NXC)        (NXN)
---------------------------------------------------------------------------------------------------------
Dividend per share                            $.0610        $.0585       $.0575       $.0560       $.0560
=========================================================================================================

                            Financial
                                   HIGHLIGHTS

               Selected data for a share outstanding throughout each year:
                                        INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
                                 -----------------------------------     ----------------------------
                                                       NET
                                                 REALIZED/                                                   ENDING
                   BEGINNING            NET     UNREALIZED                      NET                             NET         ENDING
                   NET ASSET     INVESTMENT     INVESTMENT               INVESTMENT  CAPITAL                  ASSET         MARKET
                       VALUE         INCOME    GAIN (LOSS)     TOTAL         INCOME    GAINS    TOTAL         VALUE          VALUE
==================================================================================================================================
SELECT TAX-FREE (NXP)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
    2004              $14.82           $.73          $ .15     $ .88          $(.76)   $(.09)   $(.85)       $14.85       $14.3000
    2003               14.67            .77            .37      1.14           (.82)    (.17)    (.99)        14.82        14.1500
    2002               15.05            .88           (.38)      .50           (.86)    (.02)    (.88)        14.67        13.8500
    2001               14.89            .91            .15      1.06           (.90)      --     (.90)        15.05        14.5000
    2000               15.55            .90           (.66)      .24           (.90)      --     (.90)        14.89        13.6875

SELECT TAX-FREE 2 (NXQ)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
    2004               14.45            .70            .19       .89           (.72)    (.06)    (.78)        14.56        13.8000
    2003               14.53            .76            .14       .90           (.80)    (.18)    (.98)        14.45        13.4900
    2002               14.89            .86           (.36)      .50           (.84)    (.02)    (.86)        14.53        13.6600
    2001               14.75            .87            .14      1.01           (.87)      --     (.87)        14.89        14.1500
    2000               15.41            .87           (.66)      .21           (.87)      --     (.87)        14.75        13.3750

SELECT TAX-FREE 3 (NXR)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
    2004               14.28            .69            .16       .85           (.69)    (.07)    (.76)        14.37        13.5600
    2003               14.26            .73            .12       .85           (.76)    (.07)    (.83)        14.28        13.0600
    2002               14.53            .81           (.28)      .53           (.80)      --     (.80)        14.26        13.4200
    2001               14.32            .81            .21      1.02           (.81)      --     (.81)        14.53        13.7000
    2000               14.98            .82           (.66)      .16           (.82)      --     (.82)        14.32        12.8750

CALIFORNIA SELECT TAX-FREE (NXC)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
    2004               14.54            .68            .19       .87           (.68)    (.05)    (.73)        14.68        14.0600
    2003               14.44            .71            .26       .97           (.73)    (.14)    (.87)        14.54        13.5900
    2002               14.79            .78           (.34)      .44           (.77)    (.02)    (.79)        14.44        14.2500
    2001               14.57            .79            .23      1.02           (.79)    (.01)    (.80)        14.79        13.9400
    2000               15.26            .79           (.67)      .12           (.79)    (.02)    (.81)        14.57        13.7500

NEW YORK SELECT TAX-FREE (NXN)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
    2004               14.51            .68            .14       .82           (.68)    (.08)    (.76)        14.57        14.4000
    2003               14.17            .70            .43      1.13           (.70)    (.09)    (.79)        14.51        13.6000
    2002               14.51            .73           (.33)      .40           (.74)      --     (.74)        14.17        13.7600
    2001               14.31            .78            .20       .98           (.78)      --     (.78)        14.51        14.0500
    2000               14.92            .78           (.61)      .17           (.78)      --     (.78)        14.31        12.6875
==================================================================================================================================
                                                                                RATIOS/SUPPLEMENTAL DATA
                                              --------------------------------------------------------------------------------------
                         TOTAL RETURNS                          BEFORE CREDIT                      AFTER CREDIT**
                   -----------------------                --------------------------       ----------------------------
                                                                        RATIO OF NET                       RATIO OF NET
                                  BASED ON      ENDING       RATIO OF     INVESTMENT          RATIO OF      INVESTMENT
                    BASED ON           NET         NET    EXPENSES TO      INCOME TO       EXPENSES TO        INCOME TO   PORTFOLIO
                      MARKET         ASSET      ASSETS        AVERAGE        AVERAGE           AVERAGE          AVERAGE    TURNOVER
                       VALUE*        VALUE*       (000)    NET ASSETS     NET ASSETS        NET ASSETS       NET ASSETS        RATE
====================================================================================================================================
SELECT TAX-FREE (NXP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
    2004               7.34%         6.13%    $243,165            .34%          4.90%              .33%            4.91%         16%
    2003               9.51          7.84      242,669            .37           5.20               .36             5.21          35
    2002               1.54          3.41      240,275            .38           5.89               .37             5.89          26
    2001              12.63          7.32      246,475            .35           6.06               .35             6.07           2
    2000             (11.09)         1.62      243,814            .36           5.97               .36             5.97          --

SELECT TAX-FREE 2 (NXQ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
    2004               8.35          6.31      256,373            .39           4.86               .38             4.86          10
    2003               6.01          6.33      254,355            .42           5.20               .41             5.21          46
    2002               2.57          3.41      255,887            .43           5.79               .42             5.80          21
    2001              12.46          7.04      262,144            .41           5.89               .40             5.90           2
    2000             (10.38)         1.43      259,660            .40           5.82               .40             5.82           1

SELECT TAX-FREE 3 (NXR)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
    2004               9.96          6.13      186,358            .38           4.84               .38             4.85           6
    2003               3.51          6.09      185,137            .42           5.09               .41             5.10          51
    2002               3.84          3.70      184,837            .44           5.59               .42             5.60           9
    2001              12.97          7.36      188,344            .47           5.66               .46             5.67           2
    2000             (10.29)         1.11      185,671            .41           5.65               .41             5.65          --

CALIFORNIA SELECT TAX-FREE (NXC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
    2004               9.14          6.16       91,864            .40           4.64               .39             4.65          30
    2003               1.34          6.86       90,975            .43           4.84               .42             4.85          42
    2002               7.95          3.03       90,346            .44           5.27               .43             5.28          12
    2001               7.23          7.21       92,517            .43           5.38               .42             5.39           2
    2000              (7.57)          .90       91,166            .45           5.37               .45             5.38           3

NEW YORK SELECT TAX-FREE (NXN)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
    2004              11.81          5.84       56,958            .43           4.65               .42             4.65          16
    2003               4.73          8.17       56,683            .46           4.85               .45             4.86          35
    2002               3.17          2.75       55,362            .49           5.04               .48             5.05          28
    2001              17.36          7.02       56,679            .48           5.39               .47             5.40           3
    2000             (11.18)         1.21       55,924            .50           5.36               .49             5.37          --
====================================================================================================================================

* Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income at net asset value, reinvested capital gains distributions at net asset value, if any, and changes in net asset value per share. Total returns are not annualized.

**   After custodian fee credit, where applicable.


                                 See accompanying notes to financial statements.


                                  42-43 SPREAD

Trustees
       AND OFFICERS

The management of the Trusts, including general supervision of the duties performed for the Trusts by the Adviser, is the responsibility of the Board of
Trustees of the Trusts. The number of trustees of the Trusts is currently set at twelve. None of the trustees who are not "interested" persons of the Trusts has ever been a director or employee of, or consultant to, Nuveen or its affiliates.
The names and business addresses of the trustees and officers of the Trusts, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.
                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)     YEAR FIRST    PRINCIPAL OCCUPATION(S)                                   FUND COMPLEX
NAME, BIRTHDATE                HELD WITH       ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                             OVERSEEN BY
AND ADDRESS                    THE TRUSTS      APPOINTED(2)  DURING PAST 5 YEARS                                       TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

TRUSTEE WHO IS AN INTERESTED PERSON OF THE TRUSTS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1)    Chairman of     1994          Chairman and Director (since 1996) of Nuveen              144
3/28/49                        the Board                     Investments, Inc. and Nuveen Investments, LLC; Director
333 W. Wacker Drive            and Trustee                   (since 1992) and Chairman (since 1996) of Nuveen
Chicago, IL 60606                                            Advisory Corp. and Nuveen Institutional Advisory Corp.;
                                                             Chairman and Director (since 1997) of Nuveen Asset
                                                             Management, Inc.; Director (since 1996) of Institutional
                                                             Capital Corporation; Chairman and Director (since 1999)
                                                             of Rittenhouse Asset Management, Inc.; Chairman of
                                                             Nuveen Investments Advisers Inc. (since 2002).

TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE TRUSTS:

------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Trustee         1997          Private Investor and Management Consultant.               144
8/22/40
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Trustee         1993          Retired (1989) as Senior Vice President of The Northern   144
7/29/34                                                      Trust Company; Director, Community Advisory Board for
333 W. Wacker Drive                                          Highland Park and Highwood, United Way of the North
Chicago, IL 60606                                            Shore (since 2002).

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Trustee         1999          President, The Hall-Perrine Foundation, a private         144
10/22/48                                                     philanthropic corporation (since 1996); Director,
333 W. Wacker Drive                                          Alliant Energy; Director and Vice Chairman, United
Chicago, IL 60606                                            Fire & Casualty Company; formerly Director, Federal
                                                             Reserve Bank of Chicago; formerly, President and Chief
                                                             Operating Officer, SCI Financial Group, Inc., a regional
                                                             financial services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Trustee         2004          Dean and Distinguished Professor of Finance, School of    144
3/6/48                                                       Business at the University of Connecticut; previously
333 W. Wacker Drive                                          Senior Vice President and Director of Research at the
Chicago, IL 60606                                            Federal Reserve Bank of Chicago (1995-2003); Director,
                                                             Credit Research Center at Georgetown University; Director
                                                             of Xerox Corporation (since 2004).

------------------------------------------------------------------------------------------------------------------------------------
Anne E. Impellizzeri*          Trustee         1994          Retired, formerly, Executive Director (since 1998) of     144
1/26/33                                                      Manitoga (Center for Russel Wright's Design with Nature);
333 W. Wacker Drive                                          prior thereto, President and Chief Executive Officer of
Chicago, IL 60606                                            Blanton-Peale Institute (since 1990); prior thereto, Vice
                                                             President, Metropolitan Life Insurance Co.

------------------------------------------------------------------------------------------------------------------------------------
William L. Kissick*            Trustee         1992          Professor Emeritus, School of Medicine and the Wharton    144
7/29/32                                                      School of Management and former Chairman, Leonard Davis
333 W. Wacker Drive                                          Institute of Health Economics, University of
Chicago, IL 60606                                            Pennsylvania; Adjunct Professor, Health Policy and
                                                             Management, Yale University.

------------------------------------------------------------------------------------------------------------------------------------
Thomas E. Leafstrand*          Trustee         1992          Retired; previously, Vice President in charge of          144
11/11/31                                                     Municipal Underwriting and Dealer Sales at The Northern
333 W. Wacker Drive                                          Trust Company.
Chicago, IL 60606


                                       44

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)     YEAR FIRST    PRINCIPAL OCCUPATION(S)                                   FUND COMPLEX
NAME, BIRTHDATE                HELD WITH       ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                             OVERSEEN BY
AND ADDRESS                    THE TRUSTS      APPOINTED(2)  DURING PAST 5 YEARS                                       TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE TRUSTS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Peter R. Sawers*               Trustee         1991          Adjunct Professor of Business and Economics, University   144
4/3/33                                                       of Dubuque, Iowa; formerly (1991-2000) Adjunct
333 W. Wacker Drive                                          Professor, Lake Forest Graduate School of Management,
Chicago, IL 60606                                            Lake Forest, Illinois; prior thereto, Executive
                                                             Director, Towers Perrin Australia, a management
                                                             consulting firm; Chartered Financial Analyst;
                                                             Certified Management Consultant; Director, Executive
                                                             Service Corps of Chicago, a not-for-profit organization.

------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Trustee         1997          Senior Partner and Chief Operating Officer,               144
9/24/44                                                      Miller-Valentine Group, Vice President, Miller-Valentine
333 W. Wacker Drive                                          Realty, a construction company; Chair, Miami Valley
Chicago, IL 60606                                            Hospital; Chair, Dayton Development Coalition; formerly,
                                                             Member, Community Advisory Board, National City Bank,
                                                             Dayton, Ohio and Business Advisory Council, Cleveland
                                                             Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Trustee         1997          Executive Director, Gaylord and Dorothy Donnelley         144
12/29/47                                                     Foundation (since 1994); prior thereto, Executive
333 W. Wacker Drive                                          Director, Great Lakes Protection Fund (from 1990 to 1994)
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Sheila W. Wellington*          Trustee         1994          Clinical Professor of Management, Stern/NYU Business      144
2/24/32                                                      School (since 2003); formerly, President (since 1993)
333 W. Wacker Drive                                          of Catalyst (a not-for-profit organization focusing
Chicago, IL 60606                                            on women's leadership development in business and the
                                                             professions).

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)     YEAR FIRST                                                              FUND COMPLEX
NAME, BIRTHDATE                HELD WITH       ELECTED OR    PRINCIPAL OCCUPATION(S)                                   OVERSEEN BY
AND ADDRESS                    THE TRUSTS      APPOINTED(3)  DURING PAST 5 YEARS                                       OFFICER
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS OF THE TRUSTS:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief           1988          Managing Director (since 2002), Assistant Secretary and   144
9/9/56                         Administrative                Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive            Officer                       Assistant General Counsel of Nuveen Investments, LLC;
Chicago, IL 60606                                            Managing Director (since 2002), General Counsel and
                                                             Assistant Secretary, formerly, Vice President of Nuveen
                                                             Advisory Corp. and Nuveen Institutional Advisory Corp.;
                                                             Managing Director (since 2002), Assistant Secretary and
                                                             Associate General Counsel, formerly, Vice President (since
                                                             2000), of Nuveen Asset Management, Inc. Assistant
                                                             Secretary of Nuveen Investments, Inc. (since 1994);
                                                             Assistant Secretary of NWQ Investment Management Company,
                                                             LLC (since 2002); Vice President and Assistant Secretary
                                                             of Nuveen Investments Advisers Inc. (since 2002); Managing
                                                             Director, Associate General Counsel and Assistant Secretary
                                                             of Rittenhouse Asset Management, Inc. (since 2003);
                                                             Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice President  2000          Vice President (since 2002), formerly, Assistant Vice     144
2/3/66                         and Assistant                 President (since 2000), previously, Associate of Nuveen
333 W. Wacker Drive            Secretary                     Investments, LLC.
Chicago, IL 60606


                                       45


Trustees
       AND OFFICERS (CONTINUED)

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)     YEAR FIRST                                                              FUND COMPLEX
NAME, BIRTHDATE                HELD WITH       ELECTED OR    PRINCIPAL OCCUPATION(S)                                   OVERSEEN BY
AND ADDRESS                    THE TRUSTS      APPOINTED(3)  DURING PAST 5 YEARS                                       OFFICER
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS OF THE TRUSTS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Paul L. Brennan                Vice President  1999          Vice President (since 2002), formerly, Assistant Vice     128
11/10/66                                                     President (since 1997), of Nuveen Advisory Corp.; prior
333 W. Wacker Drive                                          thereto, portfolio manager of Flagship Financial Inc.;
Chicago, IL 60606                                            Chartered Financial Analyst and Certified Public
                                                             Accountant.

------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President  1999          Vice President of Nuveen Investments, LLC (since 1999),   144
11/28/67                       and Treasurer                 prior thereto, Assistant Vice President (since 1997);
333 W. Wacker Drive                                          Vice President and Treasurer of Nuveen Investments,
Chicago, IL 60606                                            Inc. (since 1999); Vice President and Treasurer of Nuveen
                                                             Advisory Corp. and Nuveen Institutional Advisory Corp
                                                             (since 1999); Vice President and Treasurer of Nuveen Asset
                                                             Management, Inc. (since 2002) and of Nuveen Investments
                                                             Advisers Inc. (since 2002); Assistant Treasurer of NWQ
                                                             Investment Management Company, LLC (since 2002); Vice
                                                             President and Treasurer of Nuveen Rittenhouse Asset
                                                             Management, Inc. (since 2003); Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Susan M. DeSanto               Vice President  2001          Vice President of Nuveen Advisory Corp. (since 2001);     144
9/8/54                                                       previously, Vice President of Van Kampen Investment
333 W. Wacker Drive                                          Advisory Corp. (since 1998); Vice President of Nuveen
Chicago, IL 60606                                            Institutional Advisory Corp. (since 2002); prior thereto,
                                                             Assistant Vice President of Van Kampen Investment
                                                             Advisory Corp. (since 1994).

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President  2000          Vice President (since 2002) and Assistant General         144
9/24/64                        and Secretary                 Counsel (since 1998); formerly, Assistant Vice President
333 W. Wacker Drive                                          (since 1998) of Nuveen Investments, LLC; Vice President
Chicago, IL 60606                                            (since 2002) and Assistant Secretary (since 1998),
                                                             formerly Assistant Vice President of Nuveen Advisory
                                                             Corp. and Nuveen Institutional Advisory Corp.

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President  1998          Managing Director (since 2004) formerly, Vice President   144
10/24/45                                                     of Nuveen Investments, LLC; Managing Director (since
333 W. Wacker Drive                                          2004) formerly, Vice President (since 1998) of Nuveen
Chicago, IL 60606                                            Advisory Corp. and Nuveen Institutional Advisory Corp.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President  1995          Managing Director (since 2002) of Nuveen Investments,     144
3/2/64                                                       LLC; Managing Director (since 2001), formerly Vice
333 W. Wacker Drive                                          President of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                            Institutional Advisory Corp. (since 1995); Managing
                                                             Director of Nuveen Asset Management, Inc. (since
                                                             2001); Vice President of Nuveen Investment Advisers
                                                             Inc. (since 2002); Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President  1998          Vice President (since 1993) and Funds Controller          144
5/31/54                        and Controller                (since 1998) of Nuveen Investments, LLC and Vice
333 W. Wacker Drive                                          President and Funds Controller (since 1998) of
Chicago, IL 60606                                            Nuveen Investments, Inc.; Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell              Vice President  1988          Vice President of Nuveen Advisory Corp.; Chartered        128
7/5/55                                                       Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606


                                       46

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)     YEAR FIRST                                                              FUND COMPLEX
NAME, BIRTHDATE                HELD WITH       ELECTED OR    PRINCIPAL OCCUPATION(S)                                   OVERSEEN BY
AND ADDRESS                    THE TRUSTS      APPOINTED(3)  DURING PAST 5 YEARS                                       OFFICER
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS OF THE TRUSTS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Steven J. Krupa                Vice President  1990          Vice President of Nuveen Advisory Corp.                   128
8/21/57
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice President  2000          Vice President (since 2000) of Nuveen Investments,        144
3/22/63                                                      LLC, previously Assistant Vice President (since 1999);
333 W. Wacker Drive                                          prior thereto, Associate of Nuveen Investments, LLC;
Chicago, IL 60606                                            Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice President  2002          Vice President (since 1999), previously, Assistant Vice   144
8/27/61                                                      President (since 1993) of Nuveen Investments, LLC.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice President  1988          Vice President, Assistant Secretary and Assistant         144
7/27/51                        and Assistant                 General Counsel of Nuveen Investments, LLC; Vice
333 W. Wacker Drive            Secretary                     President and Assistant Secretary of Nuveen Advisory
Chicago, IL 60606                                            Corp. and Nuveen Institutional Advisory Corp.; Assistant
                                                             Secretary of Nuveen Investments, Inc. and (since 1997)
                                                             Nuveen Asset Management, Inc.; Vice President (since
                                                             2000), Assistant Secretary and Assistant General
                                                             Counsel (since 1998) of Rittenhouse Asset Management,
                                                             Inc.; Vice President and Assistant Secretary of
                                                             Nuveen Investments Advisers Inc. (since 2002);
                                                             Assistant Secretary of NWQ Investment Management
                                                             Company, LLC (since 2002).

------------------------------------------------------------------------------------------------------------------------------------
John V. Miller                 Vice President  2003          Vice President (since 2003) previously, Assistant         128
4/10/67                                                      Vice President (since 1999), prior thereto, credit
333 W. Wacker Drive                                          analyst (since 1996) of Nuveen Advisory Corp.;
Chicago, IL 60606                                            Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV            Vice President  1996          Managing Director (since 2002) of Nuveen Investments,     144
7/7/65                                                       LLC; Managing Director (since 1997), formerly Vice
333 W. Wacker Drive                                          President (since 1996) of Nuveen Advisory Corp. and
Chicago, IL 60606                                            Nuveen Institutional Advisory Corp.; Managing Director
                                                             of Nuveen Asset Management, Inc. (since 1999).
                                                             Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Daniel S. Solender             Vice President  2003          Vice President of Nuveen Advisory Corp. (since 2003);     128
10/27/65                                                     previously, Principal and portfolio manager with The
333 W. Wacker Drive                                          Vanguard Group (1999-2003); prior thereto, Assistant
Chicago, IL 60606                                            Vice President of the Nuveen Advisory Corp.; Chartered
                                                             Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Thomas C. Spalding             Vice President  1982          Vice President of Nuveen Advisory Corp. and Nuveen        128
7/31/51                                                      Institutional Advisory Corp.; Chartered Financial
333 W. Wacker Drive                                          Analyst.
Chicago, IL 60606


*    Trustee will be retiring on June 30, 2004.

(1) Mr. Schwertfeger is an "interested person" of the Trusts, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.

(2) Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.

(3) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Build Your Wealth
       AUTOMATICALLY


Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund
  INFORMATION

BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
Anne E. Impellizzeri
William L. Kissick
Thomas E. Leafstrand
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Sheila W. Wellington

FUND MANAGER
Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Nuveen Investments at (800) 257-8787; and (ii) on the Commission's website at http://www.sec.gov.

GLOSSARY OF TERMS USED IN THIS REPORT

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Leverage-Adjusted Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund.

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current market price.

Net Asset Value (NAV): A fund's NAV is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

---------
Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period ended March 31, 2004. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
          FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

Managing $90 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at
(800) 257-8787. Please read the information carefully before you invest.



Distributed by
NUVEEN INVESTMENTS, LLC | 333 West Wacker Drive | Chicago, Illinois 60606 | www.nuveen.com


                                                                     EAN-B-0304D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The registrant has posted such code of ethics on its website at www.nuveen.com/etf.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

During the reporting period, the registrant's board of directors determined that the registrant had at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert for the reporting period was William E. Bennett, who is "independent" for purposes of Item 3 of Form N-CSR.

Although Mr. Bennett served as the audit committee financial expert for the reporting period he unexpectedly resigned from the Board effective April 30, 2004. The Nominating and Governance Committee has begun to evaluate existing Audit Committee Members to determine whether any qualify as audit committee financial experts. In addition, the Nominating and Governance Committee has begun a search for a new board member that would be a suitable replacement for Mr. Bennett.

Mr. Bennett was formerly Executive Vice President and Chief Credit Officer of First Chicago Corporation and its principal subsidiary, The First National Bank of Chicago. As part of his role as Chief Credit Officer, Mr. Bennett set policy as to accrual of assets/loans; designated performing/non-performing assets; set the level of reserves against the credit portfolo; and determined the carrying value of credit related assets and exposure. Among other things, Mr. Bennett was also responsible for the oversight of the internal analysis function including setting ground rules for the review and preparation of financial analysis and financial statements for use in making credit and risk decisions for financial analysis and financial statements for use in making credit and risk decisions for clients. Mr. Bennett has significant experience reviewing, analyzing and evaluating financial statements of domestic and international companies in a variety of industries with complex accounting issues.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        SELECT TAX-FREE INCOME PORTFOLIO
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

                          AUDIT FEES BILLED          AUDIT-RELATED FEES               TAX FEES                 ALL OTHER FEES
FISCAL YEAR ENDED              TO FUND                 BILLED TO FUND              BILLED TO FUND              BILLED TO FUND
=================================================================================================================================
March 31, 2004                 $ 10,739                        $ 0                       $ 364                         $ 0
---------------------------------------------------------------------------------------------------------------------------------

Percentage approved                N/A                           0%                          0%                          0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------------------------------

March 31, 2003                 $ 9,605                         $ 0                       $ 350                         $ 0
---------------------------------------------------------------------------------------------------------------------------------

Percentage approved                N/A                           0%                          0%                          0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services for tax advice, tax compliance and tax planning.

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following table shows the amount of fees billed by Ernst & Young LLP to Nuveen Institutional Advisory Corp. ("NIAC" or the "Adviser"), and any entity controlling, controlled by or under common control with NIAC ("control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The table also shows the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

FISCAL YEAR ENDED          AUDIT-RELATED FEES            TAX FEES BILLED TO            ALL OTHER FEES
                          BILLED TO ADVISER AND             ADVISER AND               BILLED TO ADVISER
                             AFFILIATED FUND              AFFILIATED FUND            AND AFFILIATED FUND
                            SERVICE PROVIDERS            SERVICE PROVIDERS            SERVICE PROVIDERS
========================================================================================================
March 31, 2004                     $ 0                          $ 0                         $ 0
--------------------------------------------------------------------------------------------------------

Percentage approved                  0%                           0%                          0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------

March 31, 2003                     $ 0                          $ 0                         $ 0
--------------------------------------------------------------------------------------------------------

Percentage approved                N/A                          N/A                         N/A
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------

                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP independence.

FISCAL YEAR ENDED                                     TOTAL NON-AUDIT FEES
                                                     BILLED TO ADVISER AND
                                                    AFFILIATED FUND SERVICE       TOTAL NON-AUDIT FEES
                                                     PROVIDERS (ENGAGEMENTS       BILLED TO ADVISER AND
                                                    RELATED DIRECTLY TO THE      AFFILIATED FUND SERVICE
                         TOTAL NON-AUDIT FEES       OPERATIONS AND FINANCIAL      PROVIDERS (ALL OTHER
                            BILLED TO FUND           REPORTING OF THE FUND)           ENGAGEMENTS)             TOTAL
======================================================================================================================
March 31, 2004                   $ 364                         $ 0                        $ 0                  $ 364
March 31, 2003                   $ 350                         $ 0                        $ 0                  $ 350

Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable at this time.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In the rare event that a municipal issuer held by the Fund were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, Nuveen Advisory Corp. (the "Adviser") would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Directors or Trustees or its representative. In the case of a conflict of interest, the proxy would be submitted to the applicable Fund's Board to determine how the proxy should be voted. A member of the Adviser's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940 (17 CFR 275.204-2(c)(2)), reports were filed with the SEC on Form N-PX, and the results were provided to the Board of Directors or Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable at this time.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview all candidates and to make the final selection of any new directors.

ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because posted on registrant's website at www.nuveen.com/etf.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent a giver during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable at this time.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Nuveen Select Tax-Free Income Portfolio
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: June 9, 2004
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (Principal Executive Officer)

Date: June 9, 2004
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (Principal Financial Officer)

Date: June 9, 2004
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.